FOR TAX-EXEMPT INCOME

DELAWARE-VOYAGEUR
Tax-Free Florida Funds
Tax-Free New York Fund

(various photos demonstrating service and guidance, professional management and goals service and guidance

professional management

goals

1997
Annual
Report

TAX-FREE FLORIDA FUND
TAX-FREE FLORIDA INSURED FUND
TAX-FREE FLORIDA INTERMEDIATE FUND

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

                              [PHOTO OF KEYBOARD]

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Objectives

TAX-FREE FLORIDA FUND
To seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

TAX-FREE FLORIDA INSURED FUND
To seek as high a level of current income exempt from federal income tax as is consistent with preservation of capital.

TAX-FREE FLORIDA INTERMEDIATE FUND
To provide investors with preservation of capital and, secondarily, current income exempt from federal income tax by maintaining a weighted average portfolio maturity of 10 years or less.

TAX-FREE NEW YORK FUND
To seek as high a level of income exempt from federal income tax and New York State personal income tax as is consistent with preservation of capital.

tax-exempt
income

            [PHOTO OF ILLUSTRATION FROM TAX-EXEMPT INCOME BROCHURES]
                                                                  for tax-exempt
                                                                      income
                                                                         1
January 12, 1998

Dear Shareholder:

WE ARE PLEASED TO PRESENT THE 1997 annual report of Delaware-Voyageur's Florida and New York municipal bond funds. Both states' governments benefited from strong economic growth that increased tax revenues last year.
        This past year the municipal bond market soared to new heights amid renewed confidence in 1) the Federal Reserve Board's ability to fight inflation and 2) Washington's commitment to allow income generated by municipal bonds to remain exempt from Federal taxes.
        As of year's end, the difference in short-term and long-term interest rates was the narrowest since 1993. Also, the potential income advantage offered by moderate quality investment grade municipal bonds, compared to bonds rated AAA, declined.

        Each of our three Florida Funds outperformed its respective benchmark and nearly all of its peers for the 12 months ended December 31, 1997. In fact, for the period Tax-Free Florida Insured Fund ranked #1 out of 15 funds investing primarily in insured Florida securities, while Tax-Free Florida Fund ranked 3rd out of 64 comparable funds, according to Lipper Analytical Services.
        Many mutual funds investing in Florida securities enjoyed renewed investor interest this past year. During the autumn of 1997, amid increased

AS OF YEAR'S END, THE DIFFERENCE IN SHORT-TRM AND LONG-TERM INTEREST RATES, KNOWN AS THE YIELD CURVE, WAS THE SMALLEST SINCE 1993.

ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                              12 months ended December 31, 1997
Tax-Free Florida Fund A Class                              +10.93%
Lehman Brothers Municipal Bond Index                        +9.19%
Lipper Florida Municipal Debt Fund Average (64 funds)       +8.53%
--------------------------------------------------------------------------------
Tax-Free Florida Insured Fund A Class                      +10.42%
Lehman Brothers Insured Municipal Bond Index                +9.58%
Lipper Florida Insured Fund Average (15 funds)              +9.16%
--------------------------------------------------------------------------------
Tax-Free Florida Intermediate Fund A Class                  +7.25%
Merrill Lynch 3-to-7 Year Municipal Bond Index              +6.50%
Lipper Florida Intermediate Fund Average (20 funds)         +6.82%
--------------------------------------------------------------------------------
Tax-Free New York Fund A Class                              +7.09%
Lipper New York Municipal Debt Fund Average (95 funds)      +8.99%
--------------------------------------------------------------------------------

All performance shown above is net asset value and assumes reinvestment of distributions. For complete performance for all Classes, see pages 8 to 10. Each index shown above is unmanaged. Performance of other Fund classes for the periods shown was lower due to different charges and expenses. Past performance does not guarantee future results.

+ Tax-Free Florida Insured Fund Class A ranked #1 out of 15 Florida funds and
  13 funds, respectively, for the one and three-year periods ended 12/31/97. It ranked 3rd of three funds over its lifetime. Tax-Free Florida Fund Class A ranked 3rd of 64 and 5th of 51 funds, respectively, for one-year and lifetime periods ended 12/31/97. Rankings are based on total return at net asset value. Expense limitations were in effect for the times shown. Rankings would have been lower without the limitations.

for tax-exempt
   income
     2

equity market volatility, more than one-third of all new money invested in single-state municipal bond funds went to funds investing in Florida securities, according to Strategic Insight, a financial services research firm.
        Investor demand for tax-free income was also strong in New York, and as of year's end Tax-Free New York Fund offered attractive income potential. However, a drawback to the Fund's income focus was that it limited Tax-Free
New York Fund's total return during 1997's bond rally.
               In the coming year, about one-quarter of the New York Fund's bond portfolio matures. We plan to use this as an opportunity to reposition the Fund to potentially deliver more competitive results. Delaware views the municipal bond market's long-term prospects as attractive for Floridians and New Yorkers. While the Taxpayer Relief Act offered many potential benefits to more aggressive equity investors, it provided fewer breaks to income-oriented investors. We believe municipal bonds remain one of the few ways to provide investors with monthly income without increasing their Federal income tax bill.
         On the pages that follow, the Funds' portfolio managers, Patrick P. Coyne and Mitchell L. Conery, review your Fund's performance in 1997 and outline their approach for the coming year. We hope you find our new annual report format informative.

Sincerely,

/s/ Wayne A. Stork
------------------------
Wayne A. Stork
Chairman


/s/ Jeffrey J. Nick
------------------------
Jeffrey J. Nick
President and Chief Executive Officer

discipline

Your Fund's Portfolio Managers

Patrick P. Coyne has managed fixed-income securities at Delaware Management Company since 1990. He holds an MBA in finance from the University of Pennsylvania's Wharton School of Business.

Mitchell L. Conery joined Delaware Management Company in January 1997 and holds an MBA in finance from the State University of New York at Albany. He had been managing a $5 billion municipal portfolio for Travelers Corp. in New York prior to joining Delaware.

                                                                  for tax-exempt
                                                                      income
                                                                        3
Portfolio Managers' Review

In our opinion, the 1997 fiscal year was perhaps the most significant time for the municipal bond market since federal tax laws were overhauled in 1986. The Taxpayer Relief Act of 1997, passed in July, offered provisions that we believe are beneficial to municipal bond mutual fund investors. Consider that the law:
  o Increased the after-tax total return potential of municipal bonds by cutting the long-term capital gains tax from 28% to as low as 20%; and,
  o Maintained municipal bonds' after-tax income advantage over bonds that generate taxable income because Congress did not reduce the tax rate on dividends.
        Florida and New York were, respectively, the fourth and second largest issuers of municipal bonds in the country last year. Together the two states generated nearly one-fifth of all new bonds coming to market in 1997 according to The Bond Buyer, a trade publication. Both states have relatively diverse economies. New Yorkers, however, face a much steeper overall tax burden.
        Since 1995, New York City's financial sector has enjoyed an unprecedented period of prosperity even as many cities in upstate New York have endured hard times amid job cutbacks at major employers such as Eastman Kodak and Owens Corning. In Albany, the state legislature reduced income taxes modestly for the third year in a row in 1997.
        Partly because of migration from high tax states such as New York, Florida's economy was strong during the past year, and most major cities, with the exception of Miami, were in sound fiscal shape. In 1997, Standard & Poor's and Moody's Investors Services both upgraded the credit rating of Florida's general obligation bonds to AA+ and Aa2, respectively.
         Florida's growth and demographic makeup generate a substantial need for public financing for roads, schools, water treatment facilities and hospitals. However, job growth in sectors such as housing development, tourism and health care have provided a sufficient stream of revenue to meet municipal financing needs. In fiscal 1997, Florida issued $12 billion review

FLA/NY Chart Data


Florida Bond Prices Have Risen, Slightly Reducing Yields
Yields as of December 31, 1997 vs. December  31, 1996

            Florida General Obligation Bonds   Florida General Obligation Bonds
                    December 31, 1996                  December 31, 1997
3 Month                    3.31%                              3.23%
6 Month                    3.51%                              3.38%
1 Year                     3.68%                              3.59%
2 Year                     3.93%                              3.79%
3 Year                     4.13%                              3.91%
4 Year                     4.28%                              4.01%
5 Year                     4.38%                              4.11%
7 Year                     4.58%                              4.25%
10 Year                    4.88%                              4.46%
15 Year                    5.30%                              4.82%
20 Year                    5.46%                              4.97%
30 Year                    5.52%                              5.02%

Yields on long-term Florida bonds fell as much as 50 basis points (0.50%) in 1997 as bond prices rose.

Source: Bloomberg Business News.

for tax-exempt
   income
     4

worth of municipal bonds, a 17.6% increase from 1996, according to The Bond
Buyer.

TAX-FREE FLORIDA FUNDS'
STRATEGIC POSITIONING
Of Delaware's three Florida Funds, Tax-Free Florida Insured was by far the largest in size as of December 31. More than 70% of municipal bonds issued in Florida are protected by private insurance guaranteeing the payment of principal and interest when due.
        To increase Tax-Free Florida Insured Fund's income potential amid a rally in bond prices and declining interest rates, we held inverse floaters in fiscal 1997. This positioning served us well and helped the Fund's total return for the year outpace all of its peers.
         As of December 31, hospital bonds represented the largest sector allocation of the Tax-Free Florida Insured Fund's portfolio, about 20.5% of net assets. We believe this sector generally offers higher income potential than other types of municipal bonds. Because of intense competition within the health care sector, we carefully examine credit risk and invest only in hospitals that have proven their ability to increase revenues over time.
        In the spring of 1997, we used short-term bond market weakness as another opportunity to increase the income potential of both Tax-Free Florida Insured Fund and Tax-Free Florida Fund by modestly extending each Fund's average effective duration. As fear of inflation subsided and the bond market staged a summer and autumn rally, both Funds performed well. Each Fund's duration shortened during the second half, mainly as a result of bond price appreciation.
        During the year, all three Florida Funds benefited by our underweighted position in Miami bonds. Prior to the city's merger with surrounding Dade County in 1997, Miami's credit quality appeared to grow weak because of lax municipal financial controls. We will keep a close eye on developments in the region, and seek investment opportunities only when bonds appear to offer a favorable risk/reward profile.

strategic
positioning

Tax-Free Florida Fund
Portfolio Highlights and Asset Allocation
December 31, 1997

Water and Sewer                               11.8%
Nursing Homes                                 10.5%
Transportation                                11.0%
Higher Education                               4.1%
Other Revenue Bonds                           29.6%
Housing                                       17.7%
Hospitals                                     15.3%

Average Effective Maturity                               11.6 years
Average Effective Duration                                7.2 years
Average Quality                                                  AA
Thirty-Day Current SEC Yield*                                  4.88%

*For A Class shares based on Securities and Exchange Commission guidelines. Thirty day current SEC yields for B and C classes was 4.31% and 4.32% respectively. Approximately 4.3% of the income generated by Tax-Free Florida Fund for the six months ended December 31, 1997, was subject to the federal alternative minimum tax.

+ Custodial trust receipts which pay interest rates that vary inversely to changes in the interest rates of specified short-term, tax-exempt obligations or an index of such obligations. As interest rates decline, the income potential of inverse floating obligations increases, and vice versa. The market value of these obligations may be more volatile than the market value of other tax-exempt obligations.



for tax-exempt income
                                                                  for tax-exempt
                                                                      income
                                                                         5

         In 1997, we also had a relatively low weighting in the utility sector in each Florida Fund. Increased industry competition, pending deregulation and legal issues have increased the sector's credit risks. More utility companies are vying to increase market share in the nation's fourth most populous state.
        This past summer, we reduced Tax-Free Florida Fund's position in housing bonds because we were concerned about an increase in mortgage prepayments. When interest rates fall by a large amount, more homeowners are likely to refinance what they owe to reduce their monthly payments. As of December 31, some 17.7% of the Fund's net assets were allocated to housing bonds compared to 23.1% at mid-year.
        The narrowing of the spread between short and long-term interest rates during the year presented a challenge for Tax-Free Florida Intermediate Fund. Still, we were able to generate an attractive level of income relative to price volatility.
         Tax-Free Florida Intermediate Fund benefited from having a strong position in bonds issued by continuing care/retirement facilities. The bonds offered higher-than-average income potential, and our positioning in this sector helped us provide results that were higher than both our benchmark and the average of our peers as shown on page 1.

TAX-FREE NEW YORK FUND
STRATEGIC POSITIONING
Despite tax cuts by the Pataki administration since 1995, New Yorkers face some of the nation's highest overall income tax rates. Fortunately, we believe there is ample opportunity for income-oriented investors to tap the potential of the state's growing municipal bond market. In fiscal 1997, New York communities issued $27.9 billion in municipal securities, a 31.5% increase from a year earlier, according to The Bond Buyer.
        Strong investor demand easily absorbed this increased supply and led to higher bond prices during the year. In addition, both New York City's and New York State's credit quality was enhanced as tax revenues rose. The city's economy appeared

[PHOTO OF KEYBOARD]

new
york

Tax-Free Florida Insured Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Water and Sewer                                        11.4%
Inverse Floaters                                        7.8%
Utility                                                 7.8%
Housing                                                18.2%
Transportation                                          3.2%
Other Revenue Bonds                                    27.5%
Hospitals                                              20.5%
General Obligation                                      3.6%

Average Effective Maturity                        9.6 years
Average Effective Duration                        7.9 years
Average Quality                                         AAA
Thirty-Day SEC Yield*                                 4.25%

*For Class A shares based on Securities Exchange Commission guidelines. The SEC yield for B class was 3.67% for Tax-Free Florida Insured Fund.
Approximately 20.6% of the income generated by Tax-Free Florida Insured Fund for the 12 months ended December 31, 1997, was subject to federal alternative minimum tax.

for tax-exempt
   income
     6

to have recovered from its early 1990s slump as tens of thousands of new jobs were created on Wall Street. Another positive development is that government figures show crime rates have fallen, which may spur more tourism.
        In fiscal 1997, your Fund's portfolio was composed primarily of older bonds, with generally short durations (the approximate change in a bond's price given a 1% change in interest rates) paying relatively high levels of tax-exempt income. The net effect of the Fund's positioning was that while Tax-Free New York paid an attractive monthly dividend, the Fund's total return was less than our benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged composite of many states' bonds.
         While maintaining the Fund's yield, we have lengthened the Fund's duration from 4.6 years as of June 30, 1997 to 5.4 years as of December 31, 1997. As bonds in the Fund's portfolio mature in 1998, we anticipate replacing them with securities of a somewhat longer duration if inflation remains tame and the interest rate environment remains positive. We believe the Fund's longer duration may contribute to the Fund's total return as it is unlikely the Federal Reserve Board will significantly raise interest rates in the year ahead.
        Pre-refunded bonds are issued to pay off an existing bond and thus lower a municipality's interest costs. As of December 31, the largest share of the Fund's net assets were allocated to pre-refunded bonds.
        We believe that a need for transportation improvements may increase issuance of fixed-income securities by both the city and state in the years ahead. For example, New York City has a vast network of older roads, bridges and tunnels that require constant maintenance and may need upgrading to meet the needs of 21st Century commuters.

AS BONDS IN THE FUND'S PORTFOLIO MATURE IN 1998, WE ANTICIPATE REPLACING THEM WITH SECURITIES OF A SOMEWHAT LONGER DURATION

Tax-Free Florida Intermediate Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Nursing Homes                                          16.2%
Housing                                                 8.9%
Water and Sewer                                         7.0%
Waste Disposal                                          5.0%
Hospitals                                               3.8%
Territorial                                             2.5%
Pre-refunded Bonds                                     14.5%
Cash                                                    1.3%
Other Revenue Bonds                                    22.5%
Transportation                                         18.3%

Average Effective Maturity                        6.4 years
Average Effective Duration                        5.0 years
Average Quality                                          AA
Thirty Day Current SEC Yield*                         3.97%

*For A Class shares based on Securities and Exchange Commission guidelines. Thirty-day SEC yields for both B and C classes was 3.23%.
Approximately 17.4% of the income generated by Tax-Free Florida Intermediate Fund for the 12 months ended December 31, 1997, was subject to the federal alternative minimum tax.

                                                                  for tax-exempt
                                                                      income
                                                                         7

SUMMARY OUTLOOK
State legislatures in Albany and Tallahassee appear to have implemented effective fiscal policies and exercised fiscal restraint. New York State and Florida each had a budget surplus at year's end, and both are expected to post one in the year ahead.
        Even though the municipal bond market rallied substantially in 1997, we still believe selected bonds in both states offer solid income opportunities with relatively moderate credit risk. For investors in high tax brackets, municipal bonds may provide a way to both diversify an equity portfolio and reduce income tax tolls on one's annual investment income.
        Still, we'd like to offer a note of caution for the year ahead because we believe reports suggesting that inflation is dead are premature. U.S. job growth has continued at a brisk pace while the labor force participation rate - the proportion of people who have or are looking for a job - reached a record level of more than 67% of working age Americans in December, U.S. government reports show.
        While we believe this trend has served to boost state tax revenues and reduce social expenses, it suggests that the Federal Reserve Board needs to remain vigilant to prevent consumer prices from rising too much. Although the inflation environment remains positive, we do not think yields on long-term U.S. Treasury bonds will fall below 5% in 1998.

PATRICK P. COYNE
Vice President
Senior Portfolio Manager

MITCHELL L. CONERY
Vice President
Senior Portfolio Manager
January 12, 1998

outlook

Tax-Free New York Fund
Portfolio Highlights and Asset Mix
December 31, 1997

Transportation                                          9.5%
Hospitals                                              10.5%
Housing                                                15.4%
Territorial                                             2.0%
Other Revenue Bonds                                    20.7%
Pre-Refunded Bonds                                     32.2%
Higher Education                                        9.7%

Average Effective Maturity                        7.4 years
Average Effective Duration                        5.4 years
Average Quality                                          AA
Thirty-Day Current SEC Yield*                         3.72%

Approximately 3.1% of the income generated by Tax-Free New York Fund for the 12 months ended December 31, 1997, was subject to the federal alternative minimum tax.
*For A Class shares based on Securities and Exchange Commission guidelines. Thirty-day current SEC yields for both B and C classes was 3.13%.

for tax-exempt
   income
     8

Fund Performance

Tax-Free Florida Fund's Performance
Growth of a $10,000 Investment
Total Return March 2, 1995 To December 31, 1997

                                     Tax-Free                        Lehman Brothers                  Lipper Florida Fund
                               Florida Fund A Class                Municipal Bond Index                Average (95 Funds)
Mar. 2 '95                           $ 9,625                              $10,000                           $10,000
Mar. 31 '95                            9,731                               10,000                            10,000
Apr. '95                               9,728                               10,012                             9,999
May '95                               10,075                               10,331                            10,343
June '95                               9,957                               10,241                            10,209
July '95                               9,996                               10,338                            10,268
Aug.. '95                             10,065                               10,469                            10,370
Sept. '95                             10,214                               10,535                            10,452
Oct. '95                              10,432                               10,688                            10,630
Nov. '95                              10,652                               10,855                            10,838
Dec. '95                              10,802                               10,970                            10,964
Jan. '96                              10,863                               11,053                            11,008
Feb. '96                              10,781                               10,978                            10,911
Mar. '96                              10,538                               10,838                            10,739
Apr. '96                              10,494                               10,807                            10,697
May '96                               10,513                               10,803                            10,698
June '96                              10,606                               10,921                            10,801
July '96                              10,720                               11,020                            10,901
Aug. '96                              10,771                               11,017                            10,888
Sept. '96                             10,916                               11,172                            11,046
Oct. '96                              11,051                               11,298                            11,163
Nov. '96                              11,219                               11,505                            11,350
Dec. '96                              11,208                               11,466                            11,300
Jan. '97                              11,226                               11,478                            11,291
Feb. '97                              11,321                               11,584                            11,383
Mar. '97                              11,222                               11,430                            11,238
Apr. '97                              11,329                               11,526                            11,332
May '97                               11,501                               11,699                            11,481
June '97                              11,841                               11,824                            11,603
July '97                              11,946                               12,151                            11,931
Aug. '97                              11,867                               12,036                            11,802
Sept. '97                             12,044                               12,179                            11,935
Oct. '97                              12,130                               12,257                            12,017
Nov. '97                              12,230                               12,329                            12,087
Dec. '97                              12,416                               12,509                            12,266

Chart assumes $10,000 invested March 2, 1995, and includes the effect of a 3.75% sales charge and the reinvestment of distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE FLORIDA FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1997

                                           Lifetime           One Year
--------------------------------------------------------------------------------
Class A (Est. 3/2/95)
    Excluding Sales Charge                  +9.53%             +10.93%
    Including Sales Charge                  +8.07%              +6.77%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
    Excluding Sales Charge                  +8.29%             +10.35%
    Including Sales Charge                  +7.10%              +6.35%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
    Excluding Sales Charge                  +8.12%             +10.09%
    Including Sales Charge                  +8.12%              +9.09%

Performance for all Funds includes reinvestment of distributions and applicable sales charge as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares of Tax-Free Florida, Tax-Free Florida Insured and Tax-Free New York Fund have a 3.75% maximum front-end sales charge, while Class A shares of Tax-Free Florida Intermediate Fund have a 2.75% maximum front-end sales charge. All four Funds have a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year for Tax-Free Florida, Tax-Free Florida Insured and Tax-Free New York Fund and up to 2% if redeemed before the end of the third year for Tax-Free Florida Intermediate Fund.

Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

                                                                  for tax-exempt
                                                                      income
                                                                        9
Tax-Free Florida Insured Fund's Performance
Growth of a $10,000 Investment
Total Return January 1, 1992, To December 31, 1997

                                 Tax-Free Florida                Lehman Brothers Insured              Lipper Florida Insured
Jan. 1 '92                           $ 9,625                           $10,000                              $10,000
Mar. 31 '92                            9,767                            10,027                               10,020
June 30 '92                           10,135                            10,419                               10,441
Sept. 30 '92                          10,379                            10,697                               10,701
Dec. 31 '92                           10,707                            10,933                               11,014
Mar. 31 '93                           11,208                            11,364                               11,504
June 30 '93                           11,587                            11,767                               11,895
Sept. 30 '93                          12,002                            12,186                               12,339
Dec. 31 '93                           12,071                            12,357                               12,508
Mar. 31 '94                           11,483                            11,581                               11,672
June 30 '94                           11,318                            11,726                               11,847
Sept. 30 '94                          11,316                            11,788                               11,927
Dec. 31 '94                           11,026                            11,618                               11,726
Mar. 31 '95                           12,084                            12,511                               12,631
June 30 '95                           12,365                            12,802                               12,783
Sept. 30 '95                          12,700                            13,168                               13,113
Dec. 31 '95                           13,366                            13,774                               13,832
Mar. 31 '96                           13,013                            13,562                               13,468
June 30 '96                           13,053                            13,668                               13,568
Sept. 30 '96                          13,420                            13,990                               13,934
Dec. 31 '96                           13,754                            14,359                               14,258
Mar. 31 '97                           13,690                            14,296                               14,189
June 30 '97                           14,206                            14,806                               14,659
Sept. 30 '97                          14,709                            15,278                               15,117
Dec. 31 '97                           15,169                            15,733                               15,564

Chart assumes $10,000 invested January 1, 1992, and includes the effect of a 3.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.


TAX-FREE FLORIDA INSURED FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1997

                                      Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 1/1/92)
    Excluding Sales Charge             +7.90%           +7.24%         +10.42%
    Including Sales Charge             +7.21%           +6.41%          +6.25%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
    Excluding Sales Charge             +6.33%                           +9.58%
    Including Sales Charge             +5.66%                           +5.58%
--------------------------------------------------------------------------------
Class C (Est. 9/30/97)
    Excluding Sales Charge             +4.11%
    Including Sales Charge             +4.11%

Returns for C Class shares may not be representative of longer term results. See page 8 for important information regarding all share classes. Return and share value for each Fund fluctuates so that shares, when redeemed, may be worth more or less than their original cost. for tax-exempt income for tax-exempt
    income
      10

Tax-Free Florida Intermediate Fund's Performance
Growth of a $10,000 Investment
Total Return May 1, 1994, To December 31, 1997.

                     Tax-Free Florida                       Merrill Lynch Three to Seven               Lipper Florida Intermediate
May 1 '94                $ 9,728                                    $10,000                                   $10,000
May 31 '94                 9,728                                     10,068                                    10,000
June 30 '94                9,738                                     10,073                                     9,961
July 31 '94                9,744                                     10,258                                    10,083
Aug. 31 '94                9,834                                     10,267                                    10,125
Sept. 30 '94               9,732                                     10,184                                    10,032
Oct. 31 '94                9,625                                     10,120                                     9,912
Nov. 30 '94                9,478                                     10,023                                     9,748
Dec. 31 '94                9,577                                     10,115                                     9,902
Jan. 31 '95                9,776                                     10,182                                    10,102
Feb. 28 '95               10,037                                     10,396                                    10,347
Mar. 31 '95               10,137                                     10,459                                    10,416
Apr. 30 '95               10,188                                     10,529                                    10,444
May 31 '95                10,441                                     10,767                                    10,691
June 30 '95               10,492                                     10,778                                    10,666
July 31 '95               10,574                                     10,866                                    10,773
Aug. 31 '95               10,687                                     10,964                                    10,868
Sept. 30 '95              10,790                                     10,962                                    10,912
Oct. 31 '95               10,873                                     11,014                                    11,013
Nov. 30 95                10,977                                     11,167                                    11,120
Dec. 31 '95               11,027                                     11,193                                    11,191
Jan. 31 '96               11,142                                     11,324                                    11,301
Feb. 29 '96               11,099                                     11,303                                    11,252
Mar. 31 '96               10,951                                     11,209                                    11,101
Apr. 30 '96               10,929                                     11,207                                    11,079
May 31 '96                10,960                                     11,199                                    11,076
June 30 '96               11,012                                     11,245                                    11,133
July 31 '96               11,086                                     11,352                                    11,230
Aug. 31 '96               11,128                                     11,369                                    11,233
Sept. 30 '96              11,181                                     11,445                                    11,315
Oct. 31 '96               11,278                                     11,550                                    11,413
Nov. 30 96                11,374                                     11,684                                    11,575
Dec. 31 '96               11,395                                     11,670                                    11,541
Jan. 31 '97               11,405                                     11,696                                    11,552
Feb. 28 '97               11,492                                     11,778                                    11,636
Mar. 31 '97               11,425                                     11,660                                    11,513
Apr. 30 '97               11,490                                     11,683                                    11,566
May 31 '97                11,600                                     11,822                                    11,714
June 30 '97               11,694                                     11,959                                    11,817
July 31 '97               11,911                                     12,163                                    12,070
Aug. 31 '97               11,851                                     12,086                                    11,965
Sept. 30 '97              11,970                                     12,211                                    12,089
Oct. 31 '97               12,021                                     12,257                                    12,146
Nov. 30 '97               12,086                                     12,304                                    12,193
Dec. 31 '97               12,205                                     12,427                                    12,340

Chart assumes $10,000 invested May 1, 1994, and includes the effect of a 2.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE FLORIDA INTERMEDIATE FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1997

                                             Lifetime          One Year
--------------------------------------------------------------------------------
Class A (Est. 5/1/94)
    Excluding Sales Charge                    +6.41%            +7.25%
    Including Sales Charge                    +5.62%            +4.34%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
    Excluding Sales Charge                    +4.44%            +6.50%
    Including Sales Charge                    +4.02%            +4.50%
--------------------------------------------------------------------------------
Class C (Est. 3/23/95)
    Excluding Sales Charge                    +6.01%            +6.43%
    Including Sales Charge                    +6.01%            +5.43%

See page 8 for important additional information regarding all share classes. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                                  for tax-exempt
                                                                      income
                                                                       11

Tax-Free New York Fund's Performance
Growth of a $10,000 Investment
Total Return December 31, 1987 Through December 31, 1997

                               Tax-Free New York                     Lehman Brothers                          Lipper
Nov. 6, '87                         $ 9,625                             $10,000                              $10,000
Dec. 31, '97                          9,797                              10,145                               10,210
Dec. 31, '98                         10,851                              11,175                               11,305
Dec. 31, '89                         11,867                              12,380                               12,351
Dec. 31, '90                         12,426                              13,284                               12,979
Dec. 31, '91                         13,921                              14,897                               14,710
Dec. 31, '92                         15,306                              16,211                               16,124
Dec. 31, '93                         16,967                              18,202                               18,186
Dec. 31, '94                         16,454                              17,261                               16,805
Dec. 31, '95                         18,319                              20,274                               19,606
Dec. 31, '96                         18,767                              21,172                               20,220
Dec. 31, '97                         20,071                              23,118                               22,035

Chart assumes $10,000 invested December 31, 1987, and includes the effect of a 3.75% sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

TAX-FREE NEW YORK FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1997

                                Lifetime    Ten Years    Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 11/6/87)
    Excluding Sales Charge     +7.52%       +7.54%        +5.59%         +7.09%
    Including Sales Charge     +7.11%       +7.13%        +4.79%         +3.04%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
    Excluding Sales Charge     +6.34%                                    +6.39%
    Including Sales Charge     +5.49%                                    +2.41%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
    Excluding Sales Charge     +4.83%                                    +6.29%
    Including Sales Charge     +4.83%                                    +5.29%

See page 8 for important additional information regarding all share classes. Return and share value for each Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

12 for tax-exempt income

Financial Statements
DELAWARE-VOYAGEUR
TAX-FREE FLORIDA FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                         Principal       Market
                                                          Amount         Value
                                                    ----------------------------
MUNICIPAL BONDS - 95.84%
CONTINUING CARE/RETIREMENT REVENUE
 BONDS - 10.48%
Jacksonville Health Facilities Authority -
 Cypress Village Project National Benevolent
 Association - Series A 6.125% 12/1/16 .............    $  200,000    $  211,312
Palm Beach Health Facilities Authority - Adult
 Community Services Inc. 5.625% 11/15/20 ...........       250,000       258,503
Volusia County Health Facilities Authority, John
 Knox Village - Series A 6.00% 6/1/17 ..............       250,000       266,933
Volusia County Industrial Development Authority -
 Bishops Glen Project Retirement Health
 Facilities 7.50% 11/1/16 ..........................       330,000       345,642
                                                                      ----------
                                                                       1,082,390
                                                                      ----------
HIGHER EDUCATION REVENUE BONDS - 4.05%
Pinellas County Educational Facilities Authority -
 Clearwater Christian College (Private Placement)
 8.00% 2/1/11 ......................................       400,000       418,524
                                                                      ----------
                                                                         418,524
                                                                      ----------
HOSPITAL REVENUE BONDS - 15.29%
Hillsborough County-Tampa General Hospital
 6.375% 10/1/13 (FSA) ..............................       100,000       109,934
Lee County Hospital Board - Lee Memorial Hospital
 6.35% 3/26/20 (MBIA) ..............................       500,000       539,804
Leesburg Regional Medical Center Project -
 Series A 6.125% 7/1/12 ............................       100,000       106,914
North Miami Health Facilities Authority-Catholic
 Health Services LOC Suntrust Bank-Miami
 6.00% 8/15/16 .....................................       500,000       530,169
Palm Beach County Health Facilities Authority-Good
 Samaritan Health System 6.30% 10/1/22 .............       130,000       139,744
Puerto Rico Industrial Tourist Educational
 Medical and Environmental Control
 Facilities Mennonite General Hospital
 Series A 5.625% 7/1/27 ............................       150,000       151,811
                                                                      ----------
                                                                       1,578,376
                                                                      ----------
HOUSING REVENUE BONDS - 17.67%
Blackwater Housing Corporation-Series A
 6.50% 6/1/25 ......................................       250,000       258,068
Dade County Housing Finance Authority, Lincoln
 Fields Apartments Section 8-FHA
 6.25% 7/1/24 (MBIA) ...............................       500,000       523,544
Duval Housing Finance Authority, St. Augustine
 Apartments 6.00% 3/1/21 ...........................       300,000       312,948

--------------------------------------------------------------------------------
                                                         Principal       Market
                                                          Amount         Value
                                                    ----------------------------
MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Florida Housing Finance Agency-Homeowner
 Mortgage-Series 1B 6.00%
 7/1/17 (FHA/VA)  ..................................    $  195,000    $  206,252
Florida Housing Finance Agency-The Vineyards
 Project-Series H 6.40% 11/1/15 ....................       500,000       523,309
                                                                      ----------
                                                                       1,824,121
                                                                      ----------
TRANSPORTATION REVENUE BONDS - 11.00%
Florida State Mid-Bay Bridge Authority-Series D
 6.125% 10/1/22  ...................................       160,000       165,502
Orlando & Orange County Expressway Authority
 5.95% 7/1/23
 Refunding, Junior Lien ............................       250,000       257,168
Puerto Rico Commonwealth Highway &
 Transportation Authority (Highway
 Improvements) Series Y 5.50% 7/1/26 ...............       700,000       713,398
                                                                      ----------
                                                                       1,136,068
                                                                      ----------
UTILITY REVENUE BONDS - 1.47%
Puerto Rico Electric Power Authority Series X
 5.50% 7/1/25  .....................................       150,000       152,202
                                                                      ----------
                                                                         152,202
                                                                      ----------
WASTE DISPOSAL REVENUE BONDS - 5.07%
Jacksonville Sewer & Solid Waste Disposal
 Facilities Authority-Anheuser Busch Project
 AMT 5.875% 2/1/36  ................................       150,000       157,014
Polk County Industrial Development Authority
 Solid Waste Disposal-Tampa Electric Company
 Project AMT 5.85% 12/1/30 .........................       350,000       366,650
                                                                      ----------
                                                                         523,664
                                                                      ----------
WATER AND SEWER REVENUE BONDS - 11.79%
Jacksonville Electric Authority Revenue Water &
 Sewer Systems-Series A 5.625% 10/1/3 ..............       500,000       510,875
Key West Sewer  5.70% 10/1/26 (FGIC) ...............       100,000       103,399
Miramar Wastewater Improvement
 6.75% 10/1/25 (FGIC)  .............................       100,000       113,619
Northern Palm Beach County Improvement
 District Special Assessment-Abacoa Water
 Control 7.20% 8/1/16 (FGIC) .......................       300,000       328,290
St Lucie County Special Assessment South
 Hutchinson Island (Asset Guaranty)
 6.10% 11/1/20  ....................................       150,000       160,623
                                                                      ----------
                                                                       1,216,806
                                                                      ----------
                                                        for tax-exempt income 13

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS - 19.01%
Dade County Special Obligation-Series B
 5.00% 10/1/35  (AMBAC)  ...........................    $ 200,000    $  194,042
Lake Bernadette Community Development District
 Special Assessment-Series A 8.00% 5/1/17 ..........      250,000       263,753
Miami-Dade County Special Obligation
 Sub-Series B 5.00% 10/1/37 (MBIA) .................      250,000       242,063
Saint Johns County Industrial Development
 Authority Professional Golf Hall of
 Fame-A 5.50% 3/1/17 (MBIA) ........................      500,000       509,604
Tampa Palms Community Development District
 Richmond Place Project 7.50% 5/1/18 ...............      250,000       263,550
Village Center Community Development District
 Recreational, Refunding - Series A
 5.00% 11/1/21 (MBIA)  .............................      500,000       489,735
                                                                     ----------
                                                                      1,962,747
                                                                     ----------
Total Municipal Bonds (cost of $9,376,526 ) ........                  9,894,898
                                                                     ----------
                                                         NUMBER OF
                                                           SHARES
                                                         ---------
SHORT-TERM INVESTMENTS - 7.48%
Dreyfus Municipal Money Market Fund ................      257,000       257,000
Norwest Advantage Municipal Money Market ...........      515,000       515,000
                                                                     ----------
Total Short-Term Investments (cost of $772,000) ....                    772,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 103.32%
 (COST OF $10,148,526)  ...................................          10,666,898
LIABILITIES NET OF RECEIVABLESANDOTHER ASSETS (3.32%) .....            (343,040)
                                                                 --------------

NET ASSETS APPLICABLE TO 936,240 SHARES
($.01 PAR VALUE) OUTSTANDING - 100.00% ....................      $   10,323,858
                                                                 ==============

NET ASSET VALUE - TAX-FREE FLORIDA A CLASS
($7,506,432 / 680,865 SHARES)  ............................              $11.02
                                                                 ==============
NET ASSET VALUE - TAX-FREE FLORIDA B CLASS
($2,684,586 / 243,324 SHARES)  ............................              $11.03
                                                                 ==============
NET ASSET VALUE - TAX-FREE FLORIDA C CLASS
($132,840 / 12,051 SHARES)  ...............................              $11.02
                                                                 ==============

-----------
     AMBAC - Insured by the AMBAC Indemnity Corporation
     AMT   - Alternative Minimum Tax
     FGIC  - Insured by the Financial Guaranty Insurance Company
     FHA   - Insured by the Federal Housing Authority
     FSA   - Insured by Financial Security Assurance
     MBIA  - Insured by the Municipal Bond Insurance Association
     VA    - Insured by the Veterans Administration

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common Stock, $.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to Tax Free
 Florida Fund A Class, 1,000,000,000 shares allocated to Tax Free
 Florida Fund B Class and 1,000,000,000 shares allocated to Tax
 Free Florida Fund C Class .....................................     $ 9,802,738
Undistributed net investment income ............................              34
Accumulated net realized gain on investments ...................           2,714
Net unrealized appreciation on investments .....................         518,372
                                                                     -----------
Total Net Assets ...............................................     $10,323,858
                                                                     ===========


NET ASSET VALUE AND OFFERING PRICE FOR VOYAGEUR TAX-FREE
FLORIDA FUND A CLASS
Net asset value per share (A)  .................................          $11.02
Sales charge (3.75% of offering price or 3.90% of
amount invested per share) (B)  ................................            0.43
                                                                     -----------
Offering price .................................................          $11.45
                                                                     ===========
-----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Voyageur Tax Free Florida Fund Class A.

                             See accompanying notes

DELAWARE-VOYAGEUR
TAX-FREE FLORIDA INSURED FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 99.77%
Certificates of Participation - 7.18%
Brevard County School Board 5.50% 7/1/21
 (AMBAC)  ........................................    $ 4,000,000    $ 4,131,920
Orange County School Board - Series A 5.375%
 8/1/22 (MBIA)  ..................................      5,500,000      5,590,693
Manatee County School Board 6.125% 7/1/16
 (MBIA)  .........................................      2,000,000      2,203,760
                                                                     -----------
                                                                      11,926,373
                                                                     -----------
GENERAL OBLIGATION BONDS - 3.56%
Florida Board of Education 6.10% 6/1/24 (FSA) ....      5,500,000      5,911,840
                                                                     -----------
                                                                       5,911,840
                                                                     -----------
HOSPITAL REVENUE BONDS - 20.36%
Alachua County Health Facilities Shands Teaching
 Hospital- Series A 5.80% 12/1/26 (MBIA) .........      5,000,000      5,324,100
Hillsborough County-Tampa General Hospital
 6.375% 10/1/13 (FSA)  ...........................      3,600,000      3,957,624

14 for tax-exempt income

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Indian River County Hospital District
 6.10% 10/1/18 (FSA)  ............................    $ 3,000,000    $ 3,315,750
Jacksonville Florida Health Facility Authority
 Hospital Revenue Charity Obligation Group -
 Series A 5.125% 8/15/27  ........................      6,250,000      6,188,500
Lee County Hospital Board - Lee Memorial Hospital
 6.35% 3/26/20 (MBIA)  ...........................     10,000,000     10,796,100
North Broward Hospital District 5.375%
 1/15/24 (MBIA)  .................................      1,500,000      1,524,300
Tallahassee Health Facilities - Tallahassee
 Memorial Regional Medical Center
 Series B 6.00% 12/1/15 (MBIA) ...................      2,500,000      2,691,925
                                                                     -----------
                                                                      33,798,299
                                                                     -----------
HOUSING REVENUE BONDS - 18.21%
Florida Housing Finance Agency Riverfront
 Apartments Section 8-Series A AMT
 6.25% 4/1/37 (AMBAC)  ...........................      1,000,000      1,062,130
Florida Housing Finance Agency Mariner Club
 Apartments-Series K-1 AMT 6.25% 9/1/26
 (AMBAC)  ........................................      2,000,000      2,152,960
Florida Housing Finance Agency Mariner Club
 Apartments-Series K-1 AMT 6.375% 9/1/36
 (AMBAC)  ........................................      3,500,000      3,776,325
Florida State Housing Finance Agency Crossings
 Indian Run Apartments HUD-Series V AMT Letter
 of Credit First National Bank of North Carolina
 6.10% 12/1/26 (AMBAC)  ..........................        750,000        789,630
Florida State Housing Finance Agency Crossings
 Indian Run Apartments HUD-Series V AMT
 Letter of Credit First Union National Bank of
 North Carolina 6.20% 12/1/361,790,0001,891,600
Florida State Housing Finance Agency Landings At
 Sea Forest Apartments FHA-Series T AMT Letter
 of Credit First Union National Bank of
 North Carolina 6.05% 12/1/36 ....................        700,000        740,040
Florida State Housing Finance Agency Landings at
 Sea Forst Apartments FHA-Series T AMT Letter
 of Credit First National Bank of North Carolina
 5.85% 12/1/18 (AMBAC)  ..........................        500,000        522,520
Florida State Housing Finance Agency Sterling
 Palms Apartments Series D-1 AMT Letter of
 Credit First Union National Bank of North
 Carolina 6.30% 12/1/16 (AMBAC) ..................      1,000,000      1,079,110
Florida State Housing Finance Agency Sterling
 Palms Apartments Series D-1 AMT Letter of
 Credit First Union National Bank of North
 Carolina 6.40% 12/1/26 (AMBAC) ..................      1,500,000      1,611,915
Florida State Housing Finance Agency Sterling
 Palms Apartments Series D-1 AMT Letter of
 Credit First Union National Bank of North
 Carolina 6.50% 6/1/36 (AMBAC) ...................      6,540,000      7,052,409

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------

MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Florida State Housing Finance Agency Woodbridge
 Apartments Series L AMT Letter of Credit First
 Union National Bank of North Carolina
 6.15% 12/1/26 (AMBAC)  ..........................    $ 1,750,000    $ 1,849,593
Florida State Housing Finance Agency Woodbridge
 Apartments Series L AMT Letter of Credit First
 Union National Bank of North Carolina
 6.25% 6/1/36 (AMBAC)  ...........................      2,000,000      2,121,640
Florida State Housing Finance Agency Leigh
 Meadows Apartments Section 8 Series N AMT
 Letter of Credit First Union National Bank of
 North Carolina 6.20% 9/1/26 (AMBAC) .............      2,765,000      2,930,651
Florida State Housing Finance Agency Leigh
 Meadows Apartments Section 8 Series N
 AMT Letter of Credit First Union National
 Bank of North Carolina 6.30% 9/1/36
 (AMBAC)  ........................................      2,000,000      2,127,520
Florida State Housing Finance Agency- Spinnaker
 Cove Apartments FHA-Series G AMT Letter of
 Credit First Union National BAnk of North
 Carolina 6.50% 7/1/36 (AMBAC) ...................        500,000        539,435
                                                                     -----------
                                                                      30,247,478
                                                                     -----------
INVERSE FLOATERS - 7.84%
Florida State Turnpike Authority, Inverse Floating
 Certificate 6.67% 7/1/12 (FGIC) .................      5,000,000      5,187,300
Orlando & Orange County Expressway, Inverse
 Floating Certificate 5.87% 7/1/12 (AMBAC) .......      1,500,000      1,576,050
Palm Beach County School Board, Inverse Floating
 Certificate 6.92% 8/1/15 (AMBAC) ................      5,875,000      6,252,058
                                                                     -----------
                                                                      13,015,408
                                                                     -----------
TRANSPORTATION REVENUE BONDS - 3.18%
Canaveral Port Authority 6.00% 6/1/12 (FGIC) .....      1,000,000      1,072,780
Florida State Turnpike Authority 6.30%
 7/1/12 (FGIC)  ..................................      2,000,000      2,186,680
Florida Ports Financing Commission State
 Transportation Trust Fund-AMT 5.375%
 6/1/27 (MBIA)  ..................................      2,000,000      2,012,600
                                                                     -----------
                                                                       5,272,060
                                                                     -----------
WATER AND SEWER REVENUE BONDS - 11.35%
Callaway/ Bay County Wastewater System-
 Series A 6.00% 9/1/26 (FGIC)1,000,0001,101,090
Coral Springs Water and Sewer-Series A 6.00%
 9/1/10 (FGIC)  ..................................      1,000,000      1,072,410
Jupiter Water-Series A 6.25% 10/1/12 (AMBAC) .....      2,000,000      2,167,240
Lee County IDA Bonita Springs Utilities Project
 AMT 5.75% 11/1/10 (MBIA) ........................      1,480,000      1,584,148
Lee County IDA Bonita Springs Utilities Project
 AMT 5.80% 11/1/11 (MBIA) ........................      1,325,000      1,425,528
Miramar Wastewater Improvement 6.75%
 10/1/25 (FGIC)  .................................      2,425,000      2,755,261
for tax-exempt income 15

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS (CONTINUED)
WATER AND SEWER REVENUE BONDS (CONTINUED)
North Port Utilities System 6.15% 10/1/09
 (FGIC)  .........................................    $ 1,500,000    $ 1,633,380
North Port Utilities System 6.25% 10/1/22
 (FGIC)  .........................................      5,000,000      5,443,350
Titusville Water & Sewer 6.20% 10/1/14
 (MBIA)  .........................................      1,500,000      1,661,460
                                                                     -----------
                                                                      18,843,867
                                                                     -----------
UTILITY REVENUE BONDS - 7.81%
Lakeland Electric and Water Junior Subordinate
 Lien 6.00% 10/1/14 (FGIC) .......................      1,000,000      1,138,120
New Smyrna Beach Utilities Commission
 6.00% 10/1/13 (FGIC)  ...........................      1,000,000      1,079,460
Port St Lucie Utility System 6.00% 9/1/24
 (FGIC)  .........................................      5,000,000      5,486,900
Sunrise Utility System Series A 5.75% 10/1/26
 (AMBAC)  ........................................      5,000,000      5,266,100
                                                                     -----------
                                                                      12,970,580
                                                                     -----------

OTHER REVENUE BONDS - 20.28%
Collier County Capital Improvement Sales Tax
 5.75% 10/1/13 (FGIC)  ...........................      1,000,000      1,050,520
Collier County Capital Improvement Sales Tax
 5.75% 10/1/10 (MBIA)  ...........................      2,000,000      2,142,960
Coral Springs Franchise 6.10% 9/1/13
 (AMBAC)  ........................................      1,340,000      1,447,227
Dade County Special ObligaTion-Series B 5.00%
 10/1/35 (AMBAC)  ................................      4,000,000      3,880,840
Florida State Division Board of Finance
 Department of General Services Department of
 Environmental Resources-Preservation 2000-
 Series A 5.75% 7/1/13 (AMBAC) ...................     10,000,000     10,720,200
Jupiter Sales Tax 6.375% 9/1/20 (AMBAC) ..........      2,500,000      2,723,350
Marion County Public Improvement Sales Tax
 6.125% 12/1/08 (MBIA)  ..........................      1,000,000      1,083,320
Miami-Dade County Florida Special Obligation
 Sub-Series B 5.00% 10/1/37 ......................      1,750,000      1,694,438
Nassau County Optional Gas Tax-Fuel Sales Tax
 6.00% 3/1/09 (FGIC)  ............................      1,000,000      1,073,190
Ocala Optional Gas Tax-Fuel Sales Tax 6.00%
 12/1/09 (AMBAC)  ................................      1,000,000      1,077,230
Osceola County Celebration Community
 Development District Assessment 6.10%
 5/1/16 (MBIA)  ..................................      1,000,000      1,077,470
Osceola County Enterprise Community Development
 District-Special Assessment 6.10% 5/1/16
 (MBIA)  .........................................      1,000,000      1,083,720

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------

MUNICIPAL BONDS (CONTINUED)
OTHER REVENUE BONDS (CONTINUED)
Palm Beach Solid Waste Authority 6.00%
 12/1/07 (MBIA)  .............................     $  1,000,000    $  1,093,400
Palm Beach Solid Waste Authority 6.25%
 12/1/08 (MBIA)  .............................        2,000,000       2,204,980
Pembroke Pines Capital Improvement 5.95%
 10/1/20 (AMBAC)  ............................        1,225,000       1,311,816
                                                                   ------------
                                                                     33,664,661
                                                                   ------------
Total Municipal Bonds (cost $152,324,208) ....                      165,650,566
                                                                   ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.77%
 (COST $152,324,208)  ........................................      165,650,566
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - .23% .......          389,590
                                                                   ------------
NET ASSETS APPLICABLE TO 14,774,753 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................     $166,040,156
                                                                   ============

NET ASSET VALUE - TAX-FREE FLORIDA INSURED FUND A CLASS
 ($162,096,670/14,423,737 SHARES)  ...........................     $      11.24
                                                                   ============

NET ASSET VALUE - TAX-FREE FLORIDA INSURED FUND B CLASS
 ($3,943,486 / 351,016 SHARES)  ..............................     $      11.23
                                                                   ============
-----------
   AMBAC - Insured by the AMBAC Indemnity Corporation
     AMT - Alternative Minimum Tax
    FGIC - Insured by the Financial Guaranty Insurance Company
     FSA - Insured by the Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, unlimited shares authorized
 to the Tax-Free Florida Insured Fund .......................     $ 164,119,696
Accumulated net realized loss on investments ................       (11,405,898)
Net unrealized appreciation on investments ..................        13,326,358
                                                                  -------------
Total net assets ............................................     $ 166,040,156
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE FLORIDA
 INSURED FUND A CLASS
Net asset value per share (A)  ..............................            $11.24
Sales charge (3.75% of offering price or 3.91% of
amount invested per share) (B)  .............................              0.44
                                                                  -------------
Offering price ..............................................            $11.68
                                                                  =============

-----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Florida Insured Fund Class A.


                             See accompanying notes

16 for tax-exempt income

DELAWARE-VOYAGEUR TAX-FREE
FLORIDA INTERMEDIATE FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
MUNICIPAL BONDS - 98.73%
CERTIFICATES OF PARTICIPATION - 5.51%
Volusia County School Board 10.00% 8/1/00 (FSA) ......     $200,000     $228,382
                                                                        --------
                                                                         228,382
                                                                        --------
CONTINUING CARE/RETIREMENT REVENUE
 BONDS - 16.15%
Jacksonville Health Facilities Authority, National
 Benevolent Association Cypress Village Project -
 Series A 6.00% 12/1/09  .............................      100,000      107,018
Palm Beach County Florida
 Health Facilities Authority Waterford Project
 5.30% 10/1/07  ......................................      300,000      302,559
Sarasota Health Facilities Authority-Sunnyside
 Properties 6.00% 5/15/10 ............................      200,000      208,764
Sarasota Health Facility Authority Sunnyside
Properties 5.50% 5/15/01 .............................       50,000       51,320
                                                                        --------
                                                                         669,661
                                                                        --------
ESCROWED TO MATURITY - 5.80%
Pasco County School Board Series A 6.10%
 8/1/01 (FSA)  .......................................      175,000      186,505
Leon County Capital Improvement 5.75%
 10/1/03 (MBIA)  .....................................       50,000       53,779
                                                                        --------
                                                                         240,284
                                                                        --------
GENERAL OBLIGATION BONDS - 1.26%
Puerto Rico Commonwealth 5.10% 7/1/02 ................       50,000       52,071
                                                                        --------
                                                                          52,071
                                                                        --------
HIGHER EDUCATION REVENUE BONDS - 5.05%
Pinellas County Educational Facilities Authority-
 Clearwater Christian College Private Placement
 8.00% 2/1/11  .......................................      200,000      209,262
                                                                        --------
                                                                         209,262
                                                                        --------
HOSPITAL REVENUE BONDS - 3.81%
Martin County Health Facilities Authority-Memorial
 Medical Center-Series B 5.25% 11/15/07
 (MBIA)  .............................................      150,000      158,135
                                                                        --------
                                                                         158,135
                                                                        --------
HOUSING REVENUE BONDS - 8.85%
Clearwater, Florida Housing Authority Revenue-
 Affordable Housing Acquired Progress 4.95%
 6/1/07  .............................................      150,000      154,310
Florida Housing Finance Authority Homeowners
 Mortgage-Series 3 AMT 5.80% 1/1/10
 (FHA/VA)  ...........................................      200,000      212,874
                                                                        --------
                                                                         367,184
                                                                        --------

*PRE-REFUNDED BONDS - 14.52%
 Florida State Board of Education Capital Outlay
  Series A 4.44% 6/1/12-00 ..........................   $   50,000   $   19,804
 Orange County Tourist Development 7.25%
  10/1/06-00 (AMBAC) ................................      160,000      176,206
 Port St. Lucie Storm Water 7.40% 11/1/06-00
  (MBIA) ............................................      160,000      174,355
 Sunrise Utilities System 10.25% 10/1/13-00
  (AMBAC) ...........................................      200,000      231,786
                                                                     ----------
                                                                        602,151
                                                                     ----------
 TRANSPORTATION REVENUE BONDS - 18.26%
 Dunes Community Development District-Intracoastal
  Waterway Bridge (Guarantor:ITT Industries
  Corporation) 5.50% 10/1/07 ........................      175,000      182,021
 Hillsborough County Port District-Tampa Port
  Authority-Series A 5.10% 6/1/03 (FSA)175,000183,052
 Jacksonville Port Authority 7.625% 11/1/02
  (MBIA) ............................................      160,000      184,349
 Port Palm Beach District-Series B AMT 5.40%
  9/1/10 (MBIA) .....................................      200,000      207,760
                                                                     ----------
                                                                        757,182
                                                                     ----------
 UTILITY REVENUE BONDS - 2.54%
 Puerto Rico Electric Power Authority-Series O 6.80%
  7/1/00 ............................................      100,000      105,384
                                                                     ----------
                                                                        105,384
                                                                     ----------
 WASTE DISPOSAL REVENUE BONDS - 4.95%
 Dade County Solid Waste Special Obligation
  5.125% 10/1/10 (AMBAC) ............................      200,000      205,402
                                                                     ----------
                                                                        205,402
                                                                     ----------
 WATER AND SEWER REVENUE BONDS - 7.03%
 Kissimmee Suburban Water and Sewer System
  5.80% 10/1/02 (AMBAC) .............................      175,000      185,745
 St. Lucie County Special Assessment-South
  Hutchinson Island (Asset Guaranty) 5.60%
  11/1/09 ...........................................      100,000      105,956
                                                                     ----------
                                                                        291,701
                                                                     ----------
 OTHER REVENUE BONDS - 5.00%
 Jacksonville Excise Tax - Series B AMT 5.50%
  10/1/07 (FGIC) ....................................      200,000      207,295
                                                                     ----------
                                                                        207,295
                                                                     ----------
 Total Municipal Bonds (cost $3,934,407) ............                 4,094,094
                                                                     ----------
                                                        for tax-exempt income 17

--------------------------------------------------------------------------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.73%
 (COST $3,934,407)  ...........................................      $4,094,094
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.27% .......          52,595
                                                                   ------------
NET ASSETS APPLICABLE TO 390,286 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% .......................      $4,146,689
                                                                   ============

NET ASSET VALUE - TAX-FREE FLORIDA INTERMEDIATE FUND A CLASS
 ($3,163,351 / 297,730 SHARES)  ...............................          $10.62
                                                                   ============
NET ASSET VALUE - TAX-FREE FLORIDA INTERMEDIATE FUND B CLASS
 ($928,013 / 87,347 SHARES)  ..................................          $10.62
                                                                   ============
NET ASSET VALUE - TAX-FREE FLORIDA INTERMEDIATE FUND C CLASS
 ($55,325 / 5,209 SHARES)  ....................................          $10.62
                                                                   ============

-----------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

   AMBAC - Insured by the AMBAC Indemnity Corporation
    FGIC - Insured by the Financial Guaranty Insurance Company
     FHA - Insured by the Federal Housing Authority
     FSA - Insured by the Financial Security Assurance
    MBIA - Insured by the Municipal Bond Insurance Association
      VA - Insured by the Veterans Administration

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, unlimited shares authorized
 to the Tax-Free Florida Intermediate Fund                           $3,987,099
Accumulated net realized loss on investments .................              (97)
Net unrealized appreciation on investments ...................          159,687
                                                                  -------------
Total net assets .............................................       $4,146,689
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE FLORIDA
 INTERMEDIATE FUND A CLASS
Net asset value per share (A)  ...............................           $10.62
Sales charge (2.75% of offering price or 2.82% of
 amount invested per share) (B)  .............................             0.30
                                                                  -------------
Offering price ...............................................           $10.92
                                                                  =============
-----------
(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Tax Free Florida Intermediate Fund Class A.

                             See accompanying notes

DELAWARE-VOYAGEUR
TAX-FREE NEW YORK
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
 MUNICIPAL BONDS - 101.47%
 HIGHER EDUCATION - 9.72%
 New York State Dorm Authority Revenues
  Chapel Oaks 5.45% 7/1/26 ...........................   $  450,000   $  449,995
 New York State University Dorm Authority Revenue
  State University 7.50% 5/15/11 .....................      400,000      501,484
                                                                      ----------
                                                                         951,479
                                                                      ----------
 HOSPITAL REVENUE BOND - 10.54%
 New York State Dormitory Authority Revenue -
  Millard Fillmore Hospital-5.375% 2/1/32
  FHA (AMBAC)  .......................................      450,000      453,645
 New York State Medical Care Facility Finance
  Agency Revenue-Mental Health 7.70%
  2/15/18  ...........................................      305,000      312,268
 New York State University Dormitory Authority
  Revenue-Mental Health 5.90% 2/15/12 ................      250,000      265,695
                                                                      ----------
                                                                       1,031,608
                                                                      ----------
 HOUSING REVENUE BONDS - 15.42%
 New York State University Dorm Authority
  Revenue Pooled Capital Program 7.80%
  12/1/05 (FGIC)  ....................................      641,000      671,018
 New York State University Dorm Authority Revenue
  City University 8.125% 7/1/07 ......................      400,000      416,400
 New York State Mortgage Agency Revenue
  Homeowner Series BB2 7.85% 10/1/08
  (FHA)  .............................................      410,000      421,218
                                                                      ----------
                                                                       1,508,636
                                                                      ----------
 INDUSTRIAL DEVELOPMENT REVENUE BONDS - 14.96%
 New York City Industrial Development Agency
  Brooklyn Navy Yard Cogen Partners 5.75%
  10/1/36  ...........................................      450,000      453,186
 New York State Thruway Authority Service
  Contract Revenue-Local Highway & Bridge
  6.25% 4/1/14  ......................................      500,000      541,645
 New York City Industrial Development
  Agency-Northwest Airlines Inc.-AMT 6.00%
  6/1/27  ............................................      450,000      469,620
                                                                      ----------
                                                                       1,464,451
                                                                      ----------
*PRE-REFUNDED BONDS - 32.20%
 Babylon Industrial Development Agency Resource
 Recovery (Ogden Martin) Series B 8.10%
  1/1/00-98  .........................................      290,000      304,706
 Babylon Industrial Development Agency Resource
  Recovery (Odgen Martin) Series C 8.50%
  1/1/19-98  .........................................      405,000      426,311
 Municipal Assistance Corporation For the City of
  New York 7.625% 7/1/08-99 ..........................      250,000      267,660
 New York City GO-Series F 8.25% 11/15/17-01 .........      690,000      800,021

18 for tax-exempt income

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT         VALUE
                                                    ----------------------------
 MUNICIPAL BONDS (CONTINUED)
*PRE-REFUNDED BONDS (CONTINUED)
 New York State Local Government Assistance
  Corporation-Series B 7.50% 4/1/20-01 ...............   $  600,000   $  672,678
 New York State Urban Development Corporation
  Revenue-Correctional Facilities 7.375%
  1/1/18-02  .........................................      600,000      679,410
                                                                      ----------
                                                                       3,150,786
                                                                      ----------
 TERRITORIAL REVENUE BONDS - 2.04%
 Puerto Rico Public Buildings Authority Revenue
  Guaranteed Government Facilities-Series B
  5.25% 7/1/21  ......................................      200,000      199,194
                                                                      ----------
                                                                         199,194
                                                                      ----------
 TRANSPORTATION REVENUE BONDS - 9.51%
 Metropolitan Transportation Authority New York
  Service Contract-Commuter Facilities-Series 0
  5.75% 7/1/13  ......................................      400,000      432,968
 Puerto Rico Commonwealth Highway &
  Transportation Authority Highway Revenue-
  Series Y 5.50% 7/1/36  .............................      475,000      498,147
                                                                      ----------
                                                                         931,115
                                                                      ----------
 WATER AND SEWER REVENUE BONDS - 4.83%
 New York City Water Finance-97B 5.75% 6/15/29 .......      450,000      472,320
                                                                      ----------
                                                                         472,320
                                                                      ----------
 OTHER REVENUE BONDS - 2.25%
 United Nations Development Corporation Senior Lien
  Series A 6.00% 7/1/12  .............................      200,000      220,140
                                                                      ----------
                                                                         220,140
                                                                      ----------
 Total Municipal Bonds (cost $9,216,788) .............                 9,929,729
                                                                      ----------

                                                           NUMBER OF
                                                             SHARES
                                                           ---------
 SHORT-TERM INVESTMENTS - 1.55%
 Norwest Advantage Municipal Money Market ............      152,000      152,000
                                                                      ----------
 Total Short-Term Investments (cost $152,000) ........                   152,000
                                                                      ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 103.02%
 (COST $9,368,788)  .........................................       $10,081,729
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS - (3.02%) ...          (295,854)
                                                                 --------------
NET ASSETS APPLICABLE TO 920,057 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% .....................       $ 9,785,875
                                                                 ==============
NET ASSET VALUE - TAX-FREE NEW YORK FUND A CLASS
 ($9,562,517 / 899,010 SHARES)  .............................            $10.64
                                                                 ==============
NET ASSET VALUE - TAX-FREE NEW YORK FUND B CLASS
 ($167,303 / 15,765 SHARES)  ................................            $10.61
                                                                 ==============
NET ASSET VALUE - TAX-FREE NEW YORK FUND C CLASS
 ($56,055 / 5,282 SHARES)  ..................................            $10.61
                                                                 ==============

-----------
* For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

           AMBAC - Insured by the AMBAC Indemnity Corporation
             AMT - Alternative Minimum Tax
            FGIC - Insured by the Financial Guaranty Insurance Company
             FHA - Insured by the Federal Housing Authority

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:
Common stock, $.01 par value, 100,000,000,000 shares
 authorized to the Fund with 10,000,000,000 shares allocated to Tax-Free New York Fund A Class, 10,000,000,000 shares
 allocated to Tax-Free New York B Class, and 10,000,000,000
 shares allocated to Tax-Free New York Fund C Class ..............    $9,066,043
Accumulated net realized gain on investments .....................         6,891
Net unrealized appreciation on investments .......................       712,941
                                                                      ----------
Total net assets .................................................    $9,785,875
                                                                      ==========

NET ASSET VALUE AND OFFERING PRICE FOR TAX-FREE
NEW YORK FUND A CLASS
Net asset value per share (A)  ...................................        $10.64
Sales charge (3.75% of offering price or 3.85% of
amount invested per share) (B)  ..................................          0.41
                                                                      ----------
Offering price ...................................................        $11.05
                                                                      ==========

(A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for Voyageur Tax-Free New York Fund Class A.

    See accompanying notes
                                                        for tax-exempt income 19
DELAWARE-VOYAGEUR FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Tax-Free            Tax-Free            Tax-Free         Tax-Free
                                                                 Florida             Florida             Florida          New York
                                                                   Fund            Insured Fund      Intermediate Fund      Fund
                                                                ---------         ------------       -----------------   ----------
INVESTMENT INCOME:
Interest ....................................................... $486,852          $10,294,492          $208,944          $656,851
                                                                 --------          -----------          --------          --------
EXPENSES:
Management fees ................................................   39,943              876,745            15,931            47,095
Distribution expense ...........................................   31,463              209,208            13,898            26,611
Dividend disbursing and transfer agent fees and expenses .......   10,902              167,231             8,976            17,278
Registration fees ..............................................    1,480               13,539             4,082            10,422
Reports and statements to shareholders .........................    8,289               56,077               519            10,793
Accounting and administration ..................................    2,692               64,529             1,492             3,668
Custodian fees .................................................    5,132               42,243             1,651             2,422
Professional fees ..............................................       13               20,890             7,672            19,633
Taxes (other than taxes on income)  ............................       --               15,533               200               660
Directors' fees ................................................      585                4,580             3,729               587
Amortization of organization expenses ..........................       --                   --             4,607                --
Other ..........................................................       --               55,468             2,675                --
                                                                 --------          -----------          --------          --------
                                                                  100,499            1,526,043            65,432           139,169
Less expenses waived or absorbed ...............................  (43,990)            (109,770)          (28,667)          (38,649)
                                                                 --------          -----------          --------          --------
Total net expenses .............................................   56,509            1,416,273            36,765           100,520
                                                                 --------          -----------          --------          --------
NET INVESTMENT INCOME .........................................   430,343            8,878,219           172,179           556,331
                                                                 --------          -----------          --------          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments ............................    28,365            2,172,843             6,838           187,711
  Net change in unrealized appreciation/depreciation ..........   380,127            5,978,357            94,815           (71,772)
                                                                 --------          -----------          --------          --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...............   408,492            8,151,200           101,653           115,939
                                                                 --------          -----------          --------          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........  $838,835          $17,029,419          $273,832          $672,270
                                                                 ========          ===========          ========          ========

                             See accompanying notes

20 for tax-exempt income

DELAWARE-VOYAGEUR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                 Tax-Free                 Tax-Free Florida
                                                                               Florida Fund                 Insured Fund
                                                                           ----------------------      ------------------------
                                                                            Year          Year          Year             Year
                                                                            Ended         Ended         Ended           Ended
                                                                           12/31/97      12/31/96      12/31/97        12/31/96
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ................................................  $   430,343    $  334,925   $ 8,878,219     $ 10,796,875
Net realized gain (loss) on investments ..............................       28,365        (8,936)    2,172,843         (735,445)
Net change in unrealized appreciation/depreciation ...................      380,127       (77,041)    5,978,357       (4,859,101)
                                                                        -----------    ----------  ------------     ------------
Net increase in net assets resulting from operations .................      838,835       248,948    17,029,419        5,202,329
                                                                        -----------    ----------  ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class ............................................................     (330,131)     (284,033)   (8,815,981)     (10,629,841)
  B Class ............................................................     (100,213)      (47,151)     (165,230)        (135,565)
  C Class ............................................................       (3,278)         (466)         (200)              --
                                                                        -----------    ----------  ------------     ------------
                                                                           (433,622)     (331,650)   (8,981,411)     (10,765,406)
                                                                        -----------    ----------  ------------     ------------
Net realized gain from security transactions:
  A Class ............................................................      (11,878)           --            --               --
  B Class ............................................................       (4,598)           --            --               --
  C Class ............................................................         (239)           --            --               --
                                                                        -----------    ----------  ------------     ------------
                                                                            (16,715)           --            --               --
                                                                        -----------    ----------  ------------     ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class ............................................................    2,855,133     2,129,354     4,527,089        6,904,605
  B Class ............................................................    1,142,910     1,541,795       820,580          741,141
  C Class ............................................................      110,984        15,000        21,663               --

Net asset value of shares issued in
  connection with the acquisition of
  Mackenzie Florida Limited Term Fund
  (note 5):
  A Class ............................................................          N/A           N/A           N/A              N/A
  B Class ............................................................          N/A           N/A           N/A              N/A
Net asset value of shares issued upon
  reinvestment of dividends from
  net investment income and net
  realized gain on security transactions:
  A Class ............................................................      109,685        91,414     2,516,492        2,820,822
  B Class ............................................................       18,887         6,313        49,154           40,001
  C Class ............................................................        2,636           121           126               --
                                                                        -----------    ----------  ------------     ------------
                                                                          4,240,235     3,783,997     7,935,104       10,506,469
                                                                        -----------    ----------  ------------     ------------
Cost of shares repurchased:
  A Class ............................................................   (1,502,655)     (781,790)  (44,980,021)     (54,474,488)
  B Class ............................................................     (213,644)      (30,651)     (333,793)        (315,311)
  C Class ............................................................           --        (8,392)      (22,065)              --
                                                                        -----------    ----------  ------------     ------------
                                                                         (1,716,299)     (820,833)  (45,335,879)     (54,789,799)
                                                                        -----------    ----------  ------------     ------------
Increase (decrease) in net assets derived
 from capital share transactions .....................................    2,523,936     2,963,164   (37,400,775)     (44,283,330)
                                                                        -----------    ----------  ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS: ...............................    2,912,434     2,880,462   (29,352,767)     (49,846,407)

NET ASSETS:
Beginning of period ..................................................    7,411,424     4,530,962   195,392,923      245,239,330
                                                                        -----------    ----------  ------------     ------------
End of period ........................................................  $10,323,858    $7,411,424  $166,040,156     $195,392,923
                                                                        ===========    ==========  ============     ============

                             See accompanying notes

                                                                   Tax-Free Florida                      Tax-Free
                                                                   Intermediate Fund                    New York Fund
                                                                ----------------------        ---------------------------------
                                                                  Year          Year            Year    Three Months      Year
                                                                  Ended         Ended           Ended       Ended        Ended
                                                                12/31/97      12/31/96        12/31/97     12/31/96     9/30/96
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ........................................  $ 172,179     $ 126,866    $   556,331   $   142,633   $   623,153
Net realized gain (loss) on investments ......................      6,838         1,691        187,711        11,285        13,314
Net change in unrealized appreciation/depreciation ...........     94,815         6,281        (71,772)       (6,168)     (164,569)
                                                               ----------    ----------     ----------   -----------   -----------
Net increase in net assets resulting from operations .........    273,832       134,838        672,270       147,750       471,898
                                                               ----------    ----------     ----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class ....................................................   (150,385)      (95,504)      (548,002)     (139,837)     (601,484)
  B Class ....................................................    (39,036)      (23,847)        (8,649)       (3,811)      (13,195)
  C Class ....................................................     (2,258)       (1,931)        (2,665)         (606)       (2,249)
                                                               ----------    ----------     ----------   -----------   -----------
                                                                 (191,679)     (121,282)      (559,316)     (144,254)     (616,928)
                                                               ----------    ----------     ----------   -----------   -----------
Net realized gain from security transactions:
  A Class ....................................................     (6,599)           --       (154,974)      (37,358)      (16,591)
  B Class ....................................................     (1,912)           --         (2,715)         (921)         (396)
  C Class ....................................................       (115)           --           (902)         (191)          (73)
                                                               ----------    ----------     ----------   -----------   -----------
                                                                   (8,626)           --       (158,591)      (38,470)      (17,060)
                                                               ----------    ----------     ----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class ....................................................    642,850       356,093        657,442        12,100       252,630
  B Class ....................................................      8,000         7,000         72,748        69,592       175,631
  C Class ....................................................         --            --             --            --            --

Net asset value of shares issued in
  connection with the acquisition of
  Mackenzie Florida Limited Term Fund
  (note 5):
  A Class ....................................................        N/A     2,301,714            N/A           N/A           N/A
  B Class ....................................................        N/A     1,307,968            N/A           N/A           N/A
Net asset value of shares issued upon
  reinvestment of dividends from
  net investment income and net
  realized gain on security transactions:
  A Class ....................................................     93,842        47,740        574,581       103,103       482,791
  B Class ....................................................     21,850         8,990         10,758         3,436        10,597
  C Class ....................................................         --         1,316          3,708           591         2,322
                                                               ----------    ----------     ----------   -----------   -----------
                                                                  766,542     4,030,821      1,319,237       188,822       923,971
                                                               ----------    ----------     ----------   -----------   -----------
Cost of shares repurchased:
  A Class ....................................................   (787,624)     (412,762)    (1,671,287)     (584,980)   (1,960,805)
  B Class ....................................................   (160,999)     (330,086)      (167,603)     (266,224)           --
  C Class ....................................................         --            --           (236)          (76)           --
                                                               ----------    ----------     ----------   -----------   -----------
                                                                 (948,623)     (742,848)    (1,839,126)     (851,280)   (1,960,805)
                                                               ----------    ----------     ----------   -----------   -----------
Increase (decrease) in net assets derived
 from capital share transactions .............................   (182,081)    3,287,973       (519,889)     (662,458)   (1,036,834)
                                                               ----------    ----------     ----------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS: .......................   (108,554)    3,301,529       (565,526)     (697,432)   (1,198,924)

NET ASSETS:
Beginning of period ..........................................  4,255,243       953,714     10,351,401    11,048,833    12,247,757
                                                               ----------    ----------     ----------   -----------   -----------
End of period ................................................ $4,146,689    $4,255,243     $9,785,875   $10,351,401   $11,048,833
                                                               ==========    ==========     ==========   ===========   ===========

                             See accompanying notes
                                                        for tax-exempt income 21
DELAWARE-VOYAGEUR FUNDS
FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each  period were as follows:


                                                                                           Tax-Free Florida Fund - Class A
                                                                                ---------------------------------------------------
                                                                                    Year             Year             Period from
                                                                                    ended           ended               3/2/95(1)
                                                                                  12/31/97(4)      12/31/96           to 12/31/95
Net asset value, beginning of period ...........................................   $10.520         $10.730              $10.000

Income from investment operations:
  Net investment income ........................................................     0.591           0.590                0.470
  Net realized and unrealized gain (loss) from investments .....................     0.523          (0.210)               0.750
                                                                                   -------         -------              -------
  Total from investment operations .............................................     1.114           0.380                1.220
                                                                                   -------         -------              -------
Less dividends and distributions:
   Dividends from net investment income ........................................    (0.594)         (0.590)              (0.470)
   Distributions from net realized gain on investments .........................    (0.020)             --               (0.020)
                                                                                   -------         -------              -------
   Total dividends and distributions ...........................................    (0.614)         (0.590)              (0.490)
                                                                                   -------         -------              -------
Net asset value, end of period .................................................   $11.020         $10.520              $10.730
                                                                                   =======         =======              =======
Total return(2)  ...............................................................     10.93%           3.74%               12.49%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)  ....................................   $ 7,506         $ 5,761              $ 4,421
   Ratio of expenses to average net assets .....................................      0.56%           0.33%                0.32%(3)
   Ratio of expenses to average net assets prior to expense limitation .........      1.11%           1.25%                1.25%(3)
   Ratio of net investment income to average net assets ........................      5.53%           5.66%                5.26%(3)
   Ratio of net investment income to average net assets
    prior to expense limitation ................................................      4.98%           4.74%                4.33%(3)
   Portfolio turnover ..........................................................        19%             70%                  64%



___________________
(1) Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Annualized.

(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.


                             See accompanying notes

22  for tax-exempt income

-----------------------------------------------------------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                       Tax-Free Florida Fund - Class B
                                                                                  ---------------------------------------
                                                                                      Year         Year      Period from
                                                                                      ended        ended    9/15/95(1) to
                                                                                   12/31/97(4)   12/31/96      12/31/95

Net asset value, beginning of period .............................................   $10.530      $10.730      $10.370

Income from investment operations:
  Net investment income ..........................................................     0.527        0.560        0.150
  Net realized and unrealized gain (loss) from investments .......................     0.531       (0.200)       0.380
                                                                                     -------      -------      -------
  Total from investment operations ...............................................     1.058        0.360        0.530
                                                                                     -------      -------      -------

Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.538)      (0.560)      (0.150)
  Distributions from net realized gain on investments.............................    (0.020)         --        (0.020)
                                                                                     -------      -------      -------
  Total dividends and distributions ..............................................    (0.558)      (0.560)      (0.170
                                                                                     -------      -------      -------
  Net asset value, end of period .................................................   $11.030      $10.530      $10.730
                                                                                     =======      =======      =======

Total return(2) ..................................................................     10.35%        3.51%        5.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................    $2,685       $1,635         $101
  Ratio of expenses to average net assets ........................................      1.10%        0.76%        0.44%(3)
  Ratio of expenses to average net assets prior to expense limitation ............      1.65%        2.00%        2.00%(3)
  Ratio of net investment income to average net assets ...........................      4.99%        5.23%        4.88%(3)
  Ratio of net investment income to average net assets prior to expense limitation      4.44%        3.99%        3.32%(3)
  Portfolio turnover .........................................................            19%          70%          64%

___________________
(1) Commencement of operations.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Annualized.

(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.


                             See accompanying notes

                          [RESTUBBED FROM TABLE ABOVE]

                                                                                        Tax-Free Florida Fund - Class C
                                                                                      ------------------------------------
                                                                                         Year       Year      Period from
                                                                                        ended       ended    4/22/95(1) to
                                                                                      12/31/97(4)  12/31/96    12/31/95

Net asset value, beginning of period .............................................     $10.520     $10.730     $10.200

Income from investment operations:
  Net investment income ..........................................................       0.511       0.370       0.330
  Net realized and unrealized gain (loss) from investments .......................       0.521      (0.210)      0.560
                                                                                       -------     -------     -------
  Total from investment operations ...............................................       1.032       0.160       0.890
                                                                                       -------     -------     -------

Less dividends and distributions:
  Dividends from net investment income ...........................................      (0.512)     (0.370)     (0.340)
  Distributions from net realized gain on investments.............................      (0.020)       --        (0.020)
                                                                                       -------     -------     -------
  Total dividends and distributions ..............................................      (0.532)     (0.370)     (0.360)
  Net asset value, end of period .................................................     $11.020     $10.520     $10.730
                                                                                       =======     =======     =======
Total return(2) ..................................................................       10.09%       2.97%       8.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................        $133         $16          $9
  Ratio of expenses to average net assets ........................................        1.31%       1.15%       1.11%(3)
  Ratio of expenses to average net assets prior to expense limitation ............        1.86%       2.00%       2.00%(3)
  Ratio of net investment income to average net assets ...........................        4.78%       4.83%       4.57%(3)
  Ratio of net investment income to average net assets prior to expense limitation        4.23%       3.98%       3.68%(3)
  Portfolio turnover .........................................................              19%         70%         64%


----------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.


                             See accompanying notes
                                                      for tax-exempt income  23


Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:



                                                                                 Tax-Free Florida Insured Fund - Class A
                                                                                -----------------------------------------
                                                                                  Year             Year          Year
                                                                                  ended           ended          ended
                                                                                12/31/97(3)      12/31/96      12/31/95

    Net asset value, beginning of period.................................        $10.710         $10.940        $9.520

    Income from investment operations:
        Net investment income............................................          0.548           0.530         0.540
        Net realized and unrealized gain (loss) from investments.........          0.536          (0.230)        1.440
                                                                                 -------          ------       -------
        Total from investment operations ................................          1.084           0.300         1.980
                                                                                 -------          ------       -------

    Less dividends and distributions:
        Dividends from net investment income.............................         (0.554)         (0.530)       (0.560)
        Distributions from net realized gain on investments .............            --               --            --
        Total dividends and distributions................................         (0.554)         (0.530)       (0.560)
                                                                                 -------         -------       -------
    Net asset value, end of period.......................................        $11.240         $10.710       $10.940
                                                                                 =======         =======       =======

  Total return(1)........................................................          10.42%           2.90%        21.22%

    Ratios and supplemental data:
        Net assets, end of period (000 omitted) .........................       $162,097        $192,171      $242,425
        Ratio of expenses to average net assets..........................           0.79%           0.73%         0.51%
        Ratio of expenses to average net assets prior to expense
            limitation...................................................           0.85%           0.96%         0.95%
        Ratio of net investment income to average net assets ............           5.07%           5.02%         5.24%
        Ratio of net investment income to average net assets prior to
            expense limitation...........................................           5.01%           4.79%         4.80%
        Portfolio turnover...............................................             15%             57%          101%


----------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.



                             See accompanying notes

                          [RESTUBBED FROM TABLE ABOVE]


                                                                                 Tax-Free Florida Insured Fund - Class A
                                                                                -----------------------------------------
                                                                                Two months         Year          Year
                                                                                  ended            ended         ended
                                                                                12/31/94         10/31/94       10/31/93

  Net asset value, beginning of period.................................          $9.640          $11.150        $10.110

  Income from investment operations:
      Net investment income............................................           0.100            0.550          0.580
      Net realized and unrealized gain (loss) from investments.........          (0.120)          (1.460)         1.120
                                                                                 ------          -------         ------
      Total from investment operations ................................          (0.020)          (0.910)         1.700
                                                                                 ------          -------         ------

  Less dividends and distributions:
      Dividends from net investment income.............................          (0.090)          (0.540)        (0.580)
      Distributions from net realized gain on investments .............           (0.10)          (0.060)        (0.080)
      Total dividends and distributions................................          ------           -------        ------
                                                                                 (0.100)          (0.600)        (0.660)
  Net asset value, end of period.......................................          ------           -------        ------
                                                                                 $9.520           $9.640        $11.150
                                                                                 ======           ======        =======
Total return(1)........................................................           (0.11%)          (8.38%)        17.27%

  Ratios and supplemental data:
      Net assets, end of period (000 omitted) .........................        $240,228         $259,702       $289,682
      Ratio of expenses to average net assets..........................            0.20%(2)        0.44%          0.18%
      Ratio of expenses to average net assets prior to expense
          limitation...................................................            1.06%(2)        0.96%          1.12%
      Ratio of net investment income to average net assets ............            6.24%(2)        5.24%          5.18%
      Ratio of net investment income to average net assets prior to
          expense limitation...........................................            5.38%(2)        4.72%          4.24%
      Portfolio turnover...............................................              3%              49%            54%




    ___________________
    (1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
    (2) Annualized.
    (3) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.


                             See accompanying notes

24 for tax-exempt income

----------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Tax-Free Florida Insured Fund - Class B
                                                                    ----------------------------------------------------------------
                                                                       Year        Year       Year     Two months     Period from
                                                                      ended        ended      ended       ended      3/11/94(1) to
                                                                    12/31/97(4)   12/31/96   12/31/95   12/31/94        10/31/94
Net asset value, beginning of period .............................  $10.710       $10.940     $9.520     $9.630          $10.640

Income from investment operations:
  Net investment income ........................................      0.477         0.480      0.500      0.090            0.310
  Net realized and unrealized gain (loss) from investments .....      0.523        (0.230)     1.440     (0.110)          (1.010)
                                                                    -------       -------    -------     ------          -------
  Total from investment operations .............................      1.000         0.250      1.940     (0.020)          (0.700)
                                                                    -------       -------    -------     ------          -------
Less dividends and distributions:
  Dividends from net investment income .........................     (0.480)       (0.480)    (0.520)    (0.080)          (0.300)
  Distributions from net realized gain on investments ..........        --            --         --      (0.010)          (0.010)
                                                                    -------       -------    -------     ------          -------
  Total dividends and distributions ............................     (0.480)       (0.480)    (0.520)    (0.090)          (0.310)
                                                                    -------       -------    -------     ------          -------
Net asset value, end of period ...................................  $11.230       $10.710    $10.940     $9.520          $ 9.630
                                                                    =======       =======    =======     ======          =======
Total return(2) ..................................................     9.58%         2.40%     20.76%     (0.03%)         (6.69%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted)  .....................     $3,943        $3,222     $2,814     $1,477           $1,135
  Ratio of expenses to average net assets ......................       1.46%         1.24%      0.89%      0.59%(3)         1.00%(3)
  Ratio of expenses to average net assets prior
    to expense limitation ......................................       1.52%         1.72%      1.68%      1.81%(3)         1.28%(3)
  Ratio of net investment income to average net assets..........       4.40%         4.51%      4.80%      5.68%(3)         4.63%(3)
  Ratio of net investment income to average net assets
    prior to expense limitation.................................       4.34%         4.03%      4.01%      4.46%(3)         4.35%(3)
  Portfolio turnover............................................         15%           57%       101%         3%              49%

-----------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

For the period September 29, 1997, through December 18, 1997, Florida Insured Fund Class C sold shares which were subsequently repurchased. At December 31, 1997, there were no shares outstanding. This shareholder activity is not being disclosed in the Financial Highlights due to its immateriality.

                             See accompanying notes
                                                        for tax-exempt income 25
Financial Highlights (Continued)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Tax-Free Florida Intermediate Fund - Class A
                                                                    ----------------------------------------------------------------
                                                                       Year             Year            Year          Period from
                                                                      ended             ended           ended         5/1/94(1) to
                                                                    12/31/97(4)        12/31/96        12/31/95         12/31/94
Net asset value, beginning of period ............................    $10.430           $10.560          $9.640          $10.000

Income from investment operations:
    Net investment income .......................................      0.475             0.420           0.440            0.180
    Net realized and unrealized gain (loss) from investments.....      0.261            (0.080)          1.010           (0.360)
                                                                     -------           -------          ------          -------
    Total from investment operations ............................      0.736             0.340           1.450           (0.180)
                                                                     -------           -------          ------          -------
Less dividends and distributions:
    Dividends from net investment income ........................     (0.524)           (0.470)         (0.490)          (0.180)
    Distributions from net realized gain on investments .........     (0.022)              --           (0.040)             --
                                                                     -------           -------          ------          -------
    Total dividends and distributions ...........................     (0.546)           (0.470)         (0.530)          (0.180)
                                                                     -------           -------          ------          -------
Net asset value, end of period...................................    $10.620           $10.430         $10.560          $ 9.640
                                                                     =======           =======         =======          =======
Total return(2)..................................................       7.25%             3.34%          15.14%           (1.55%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)......................     $3,163            $3,159            $859             $592
    Ratio of expenses to average net assets......................       0.61%             0.66%           0.63%            0.00%
    Ratio of expenses to average net assets prior to expense
     limitation .................................................       1.33%             1.25%           1.25%            1.25%(3)
    Ratio of net investment income to average net assets.........       4.64%             4.63%           4.28%            4.19%(3)
    Ratio of net investment income to average net assets prior
     to expense limitation.......................................       3.92%             4.04%           3.66%            2.94%(3)
    Portfolio turnover...........................................         20%               63%             28%               0%

------------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

26 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                       Tax-Free Florida Intermediate Fund -     Tax-Free Florida Intermediate Fund -
                                                                    Class B                                  Class C
                                                       ------------------------------------    -------------------------------------
                                                         Year          Year      Period from     Year        Year      Period from
                                                        ended         ended     9/15/95(1) to     ended       ended    3/23/95(1) to
                                                       12/31/97(4)   12/31/96     12/31/95     12/31/97(4)  12/31/96     12/31/95
Net asset value, beginning of period ..............     $10.420      $10.560       $10.580      $10.420      $10.550     $10.080

Income from investment operations:
  Net investment income ...........................       0.391        0.340         0.100        0.383        0.330       0.250
  Net realized and unrealized gain (loss)
   from investments ...............................       0.272       (0.090)        0.030        0.272       (0.090)      0.550
                                                        -------      -------       -------      -------      -------     -------
  Total from investment operations ................       0.663        0.250         0.130        0.655        0.240       0.800
                                                        -------      -------       -------      -------      -------     -------
Less dividends and distributions:
  Dividends from net investment income.............      (0.441)      (0.390)       (0.110)      (0.433)      (0.370)     (0.290)
  Distributions from net realized gain on investments    (0.022)         --         (0.040)      (0.022)         --       (0.040)
                                                        -------      -------       -------      -------      -------     -------
  Total dividends and distributions................      (0.463)      (0.390)       (0.150)      (0.455)      (0.370)     (0.330)
                                                        -------      -------       -------      -------      -------     -------
Net asset value, end of period.....................     $10.620      $10.420       $10.560      $10.620      $10.420     $10.550
                                                        =======      =======       =======      =======      =======     =======
Total return(2)....................................        6.50%        2.47%         1.13%        6.43%        2.37%       7.95%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)..........        $928       $1,042           $41          $55          $54         $54
  Ratio of expenses to average net assets..........        1.39%        1.48%         1.52%       31.46%        1.55%       1.62%(3)
  Ratio of expenses to average net assets prior to
   expense limitation..............................        2.11%        2.00%         2.00%(3)     2.18%        2.00%       2.00%(3)
  Ratio of net investment income to average net assets     3.86%        3.81%         3.32%(3)     3.79%        3.74%       3.10%(3)
  Ratio of net investment income to average net
   assets prior to expense limitation..............        3.14%        3.29%         2.84%(3)     3.07%        3.29%       2.72%(3)
  Portfolio turnover...............................          20%          63%           28%          20%          63%         28%

----------
(1) Commencement of operations.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 27

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Tax-Free New York Fund - Class A
                                               -------------------------------------------------------------------------------------
                                                  Year      Three months     Year        Year      Three months    Year      Year
                                                 ended         ended         ended       ended         ended       ended     ended
                                               12/31/97(4)   12/31/96(1)    9/30/96     9/30/95       9/30/94     6/30/94   6/30/93
Net asset value, beginning of period.......    $10.690       $10.720        $10.870     $10.740       $10.810     $11.510   $11.030

Income from investment operations:
  Net investment income....................      0.603         0.120          0.550       0.570         0.150       0.620     0.650
  Net realized and unrealized gain (loss)
   from investments........................      0.128         0.010         (0.130)      0.170        (0.060)     (0.540)    0.650
                                               -------       -------        -------     -------       -------     -------   -------
  Total from investment operations.........      0.731         0.130          0.420       0.740         0.090       0.080     1.300
                                               -------       -------        -------     -------       -------     -------   -------
Less dividends and distributions:
  Dividends from net investment income.....     (0.606)       (0.120)        (0.550)     (0.590)       (0.160)     (0.620)   (0.650)
  In excess of net investment income.......        --            --             --          --            --          --     (0.010)
  Distributions from net realized gain on
   investments.............................     (0.175)       (0.040)        (0.020)     (0.020)          --       (0.160)   (0.160)
                                               -------       -------        -------     -------       -------     -------   -------
  Total dividends and distributions........     (0.781)       (0.160)        (0.570)     (0.610)       (0.160)     (0.780)   (0.820)
                                               -------       -------        -------     -------       -------     -------   -------
Net asset value, end of period.............    $10.640       $10.690        $10.720     $10.870       $10.740     $10.810   $11.510
                                               =======       =======        =======     =======       =======     =======   =======
Total return(2)............................       7.09%         1.21%          3.94%       7.31%         0.79%       0.63%    12.19%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)..    $ 9,563       $10,044        $10,548     $11,931       $12,797     $12,851   $13,915
  Ratio of expenses to average net assets..       1.00%         0.97%(3)       1.34%       1.31%         1.09%(3)    0.99%     0.99%
  Ratio of expenses to average net assets
   prior to expense limitation.............       1.39%         1.12%(3)       1.55%       1.82%         1.09%(3)    1.09%     1.05%
  Ratio of net investment income to average
   net assets..............................       5.66%         5.31%(3)       5.14%       5.66%         5.74%(3)    5.55%     5.74%
  Ratio of net investment income to average
   net assets prior to expense limitation..       5.27%         5.16%(3)       4.93%       5.15%         5.74%(3)    5.45%     5.68%
  Portfolio turnover.......................         30%            5%            12%         10%            0%          4%       17%

---------
(1) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Annualized.
(4) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes

28 for tax-exempt income

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Tax-Free New York Fund - Class B
                                                                -------------------------------------------------------------------
                                                                   Year          Three months         Year           Period from
                                                                  ended             ended            ended          11/4/94(2) to
                                                                12/31/97(5)       12/31/96(1)        9/30/96            9/30/95
Net asset value, beginning of period.........................    $10.650           $10.690           $10.840            $10.340

Income from investment operations:
  Net investment income .....................................      0.524             0.100             0.470              0.430
  Net realized and unrealized gain (loss) from investments ..      0.136            (0.130)            0.540              0.128
                                                                 -------           -------           -------            -------
  Total from investment operations ..........................      0.660             0.100             0.340              0.970
                                                                 -------           -------           -------            -------
Less dividends and distributions:
  Dividends from net investment income ......................     (0.525)           (0.100)           (0.470)            (0.450)
  Distributions from net realized gain on investments .......     (0.175)           (0.040)           (0.020)            (0.020)
                                                                 -------           -------           -------            -------
  Total dividends and distributions .........................     (0.700)           (0.140)           (0.490)            (0.470)
                                                                 -------           -------           -------            -------
Net asset value, end of period ..............................    $10.610           $10.650           $10.690            $10.840
                                                                 =======           =======           =======            =======
Total return(3)..............................................       6.39%             0.95%             3.14%              9.46%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................       $167              $254              $448               $266
  Ratio of expenses to average net assets ...................       1.75%             1.87%(4)          2.09%              2.09%(4)
  Ratio of expenses to average net assets prior to
   expense limitation........................................       2.14%             2.00%(4)          2.30%              2.60%(4)
  Ratio of net investment income to average net assets ......       4.91%             4.43%(4)          4.39%              4.68%(4)
  Ratio of net investment income to average net assets prior
   to expense limitation.....................................       4.52%             4.30%(4)          4.18%              4.17%(4)
  Portfolio turnover ........................................         30%                5%               12%                10%


                                                                             Tax-Free New York Fund - Class C
                                                                -------------------------------------------------------------------
                                                                   Year          Three months         Year           Period from
                                                                  ended             ended            ended          11/4/94(2) to
                                                                12/31/97(5)       12/31/96(1)        9/30/96            9/30/95
Net asset value, beginning of period ........................    $10.660           $10.700           $10.850            $10.790

Income from investment operations:
  Net investment income......................................      0.522             0.100             0.470              0.210
  Net realized and unrealized gain (loss) from investments...      0.128               --             (0.130)             0.060
                                                                 -------           -------           -------            -------
  Total from investment operations ..........................      0.650             0.100             0.340              0.270
                                                                 -------           -------           -------            -------
Less dividends and distributions:
  Dividends from net investment income.......................     (0.525)           (0.100)           (0.470)            (0.210)
  Distributions from net realized gain on investments .......     (0.175)           (0.040)           (0.020)               --
                                                                 -------           -------           -------            -------
  Total dividends and distributions .........................     (0.700)           (0.140)           (0.490)            (0.210)
Net asset value, end of period...............................    $10.610           $10.660           $10.700            $10.850
                                                                 =======           =======           =======            =======
Total return(3)..............................................       6.29%             0.95%             3.14%              2.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)....................        $56               $53               $52                $51
  Ratio of expenses to average net assets....................       1.75%             1.84%(4)          2.09%              2.09%(4)
  Ratio of expenses to average net assets prior to
   expense limitation........................................       2.14%             2.00%(4)          2.30%              2.60%(4)
  Ratio of net investment income to average net assets ......       4.91%             4.45%(4)          4.39%              4.44%(4)
  Ratio of net investment income to average net assets prior
   to expense limitation.....................................       4.52%             4.29%(4)          4.18%              3.93%(4)
  Portfolio turnover.........................................         30%                5%               12%                10%

----------
(1) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc.
(2) Commencement of operations.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Annualized.
(5) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

                             See accompanying notes
                                                        for tax-exempt income 29
Delaware-Voyageur Funds
Notes to Financial Statements
December 31, 1997
-------------------------------------------------------------------------------
Delaware-Voyageur Tax-Free Florida Fund (formerly Voyageur Florida Tax-Free
Fund) ("Tax-Free Florida Fund") and Delaware-Voyageur Tax-Free Florida Insured Fund (formerly Voyageur Tax-Free Florida Insured Fund)("Tax-Free Florida Insured Fund"), series of the Voyageur Investment Trust, and Delaware-Voyageur Tax-Free Florida Intermediate Fund (formerly Voyageur Florida Limited Term Tax Free
Fund)("Tax-Free Florida Intermediate Fund"), a series of the Voyageur Investment Trust II, (each referred to as a "Fund" or collectively as the "Funds") are Massachusetts business trusts registered under the Investment Company Act of 1940 (as amended) as open-end management investment companies. The Tax-Free Florida Fund and Tax-Free Florida Intermediate Fund are registered as a non-diversified funds. The Tax-Free Florida Insured Fund is registered as a diversified fund. Delaware-Voyageur Tax-Free New York Fund (formerly Voyageur New York Tax Free Fund)("Tax-Free New York Fund"), a series of Voyageur Mutual Funds, Inc., is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Tax-Free Florida Fund seeks high current income free from both federal income taxes and state intangibles tax by investing in investment grade municipal bonds. The Tax-Free Florida Insured Fund seeks high current income free from both federal income taxes and state intangibles tax with the added safety of an insured portfolio by investing in insured municipal bonds. The Tax-Free Florida Intermediate Fund seeks to preserve original investment principal while providing income free from both federal income taxes and state intangibles tax by investing in intermediate term investment grade municipal bonds. The Tax-Free New York Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds. The Funds each offer three classes of shares.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company, Inc. ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware-Voyageur Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premium are amortized to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
Commencing May 1, 1997, and in accordance with the terms of the Investment Management Agreement, the Funds pay DMC the Investment Manager of each Fund, an annual fee, which is calculated daily based on the net assets of each Fund. The management fee rates are as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
Management fee as a percentage of average
   daily net assets (per annum)...........    0.50%              0.50%                    0.40%                0.50%

DMC has elected to waive their fees and reimburse each Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed 0.31%, 0.64%, 0.48%, and 0.75% of average daily net assets for the Tax-Free Florida Fund, Tax-Free Florida Insured Fund, Tax-Free Florida Intermediate Fund, and Tax-Free New York Fund, respectively, through December 31, 1997. Total expenses absorbed by DMC for the eight month period ended December 31, 1997 are as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
Total expenses absorbed by DMC  .........      $28,543         $109,770                $13,590                $8,908

30 for tax-exempt income

------------------------------------------------------------------------------

3. Investment Management and Other Transactions with Affiliates (Continued) Prior to May 1, 1997, the Funds had an investment advisory and management agreement with Voyageur. Voyageur received a fee for its investment advisory and management services based on the average daily net assets of the Tax-Free Florida Fund, Tax-Free Florida Insured Fund, and Tax-Free New York Fund at an annual rate of .50% and at an annual rate of .40% for the Tax-Free Florida Intermediate Fund. During the period January 1, 1997 to April 30, 1997, Voyageur waived $15,447, $0, $15,077, and $29,741 of the Tax-Free Florida Fund, Tax-Free Florida Insured Fund, Tax-Free Florida Intermediate Fund, and Tax-Free New York Fund, respectively.

Commencing May 1, 1997, the Funds have engaged DSC, an affiliate of DMC, to serve as dividend disbursing, transfer agent and accounting services agent for the Fund. For the eight month period ended December 31, 1997, the amounts expensed for each Fund were as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
Dividend disbursing, transfer agent
  fees and expenses .................         $2,385            $59,929                   $2,078               $6,593
Accounting fees .....................         $2,114            $43,450                   $1,007               $2,472

Prior to May 1, 1997, the Funds paid a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. Each Fund was also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.

On December 31, 1997, the Funds had payables to affiliates as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
Investment Management fee payable to DMC..      $ --             $39,741                   $ --                $8,704
Dividend disbursing, transfer agent fees,
  accounting fees  and other expenses
  payable to DSC..........................      $750             $11,752                   $266                 $987

Commencing May 1, 1997, and pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Series. For the eight month period ended December 31, 1997, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
                                              $3,121             $9,044                   $302                $1,182

Prior to May 1, 1997 each class of shares had a Distribution Agreement with Voyageur Fund Distributors, Inc. ("VFD"). Under the plan the Funds paid VFD a fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares and 1.00% of the average daily net assets of the Class B and C Shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

4. Investments
During the period ended December 31, 1997, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
Purchases .........................         $3,683,655        $26,025,343               $775,259            $2,908,869
Sales .............................         $1,458,811        $66,398,596               $946,091            $3,489,260

At December 31, 1997, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                              Tax-Free      Tax-Free Florida         Tax-Free Florida         Tax-Free
                                            Florida Fund      Insured Fund          Intermediate Fund      New York Fund
                                          ---------------------------------------------------------------------------------
Cost of Investments ...................     $10,148,526      $152,324,208             $3,934,407            $9,368,788
Aggregate unrealized appreciation .....     $   518,372      $ 13,326,358             $  159,687            $  712,946
Aggregate unrealized depreciation .....     $        --      $         --             $       --            $        5
Net unrealized appreciation ...........     $   518,372      $ 13,326,358             $  159,687            $  712,941

For federal income tax purposes, as of December 31, 1997, Tax-Free Florida Insured Fund had a capital loss carryover of $11,382,981 that will expire in 2002 through 2004.

                                                        for tax-exempt income 31

-------------------------------------------------------------------------------
5. Fund Merger
On May 31, 1996, Voyageur Florida Limited Term Fund acquired all of the net assets of Mackenzie Florida Limited Term Fund (Mackenzie Fund) pursuant to an Agreement and Plan of Reorganization approved by the Mackenzie shareholders on May 29, 1996. The acquisition was accompanied by a tax-free exchange of 230,171 shares of Mackenzie Fund Class A shares for 222,818 shares of Florida Limited Term Fund Class A shares and 131,059 shares of Mackenzie Fund Class B shares for 126,618 shares of Florida Limited Term Class B shares. The aggregate net assets of Florida Limited Term Fund and Mackenzie Fund before the acquisition were $991,683 and $3,609,682 (including $24,698 of net unrealized appreciation of investments, $2,285,965 of paid-in capital for Class A and $1,299,019 of paid-in capital for Class B), respectively, resulting in combined net assets of $4,601,365 on May 31, 1996.

6. Capital Stock
Transactions in capital stock shares were as follows:

                                      Tax-Free           Tax-Free Florida      Tax-Free Florida                Tax-Free
                                    Florida Fund           Insured Fund       Intermediate Fund              New York Fund
                                --------------------  ---------------------  ---------------------  ------------------------------
                                  Year       Year        Year        Year      Year        Year      Year     Three Months   Year
                                 Ended       Ended      Ended       Ended      Ended       Ended     Ended       Ended       Ended
                                12/31/97    12/31/96   12/31/97    12/31/96   12/31/97    12/31/96  12/31/97    12/31/96   09/30/96
Shares sold:
  A Class ..................    264,535    203,132     417,805     647,757     61,257      34,201    61,662      1,014      23,378
  B Class ..................    105,990    148,113      76,153      69,745        765         683     6,824      6,492      16,347
  C Class ..................     10,329      1,479       1,960          --         --          --        --         --          --


Shares issued in connection
  with the acquisition of
  Mackenzie Florida
  Limited Term Fund
  A Class ..................        N/A        N/A         N/A         N/A        N/A     222,818       N/A        N/A         N/A
  B Class ..................        N/A        N/A         N/A         N/A        N/A     126,618       N/A        N/A         N/A
  C Class ..................        N/A        N/A         N/A         N/A        N/A         N/A       N/A        N/A         N/A


Shares issued upon reinvestment
  of dividends from net
  investment income and net
  realized gains from
  security transactions:
  A Class ..................     10,263      8,770     231,868     265,652      8,945       4,599    54,059      9,603      44,599
  B Class ..................      1,765        607       4,520       3,772      2,082         868     1,014        321         983
  C Class ..................        243         11          11          --         --         126       349         55         216
                               --------    -------  ----------  ----------    -------     -------  --------    -------    --------
                                393,125    362,112     732,317     986,926     73,049     389,913   123,908     17,485      85,523
                               --------    -------  ----------  ----------    -------     -------  --------    -------    --------

Shares repurchased:
   A Class .................   (141,380)   (76,595) (4,163,715) (5,135,342)   (75,457)    (40,025) (156,730)   (54,492)   (181,528)
   B Class .................    (19,696)    (2,879)    (30,565)    (29,908)   (15,466)    (32,078)  (15,960)   (24,803)         --
   C Class .................         --       (817)     (1,971)         --         --          --       (22)        (7)         --
                               --------    -------  ----------  ----------    -------     -------  --------    -------    --------
                               (161,076)   (80,291) (4,196,251) (5,165,250)   (90,923)    (72,103) (172,712)   (79,302)   (181,528)
                               --------    -------  ----------  ----------    -------     -------  --------    -------    --------

Net Increase (Decrease).....    232,049    281,821  (3,463,934) (4,178,324)   (17,874)    317,810   (48,804)   (61,817)    (96,005)
                               ========    =======  ==========  ==========    =======     =======  ========    =======    ========

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Florida for Tax-Free Florida, Tax-Free Florida Insured, and Florida Tax-Free Intermediate Funds and in New York for the Tax-Free New York Fund. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

Inverse floaters represent a security that pays interest at rates that increase (decrease) with a decrease (increase) in a specified index. Interest rates disclosed are in effect on December 31, 1997.

32 for tax-exempt income

Delaware Group Delaware-Voyageur Funds
Report of Independent Auditors
------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Florida Fund
Voyageur Investment Trust - Delaware-Voyageur Tax-Free Florida Insured Fund Voyageur Investment Trust II - Delaware-Voyageur Tax-Free Florida Intermediate
 Fund
Voyageur Mutual Funds, Inc. - Delaware-Voyageur Tax-Free New York Fund

We have audited the accompanying statements of net assets of Tax-Free Florida Fund, Tax-Free Florida Insured Fund, Tax-Free Florida Intermediate Fund, and Tax-Free New York Fund (the "Funds") as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1996, and the financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Funds at December 31, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                  Ernst & Young

Philadelphia, Pennsylvania
February 16, 1998

This annual report is for the information of Tax-Free Florida Funds and Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Tax-Free Florida Funds and Tax-Free New York Fund, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA


Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

directors
& officers

--------------------------------------------------------------------------------
Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Tax-Free Florida Funds and Tax-Free New York Fund Prospectus and the Delaware Investments Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.
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AR-FLNY[12/97]TKO2/98